                                                                   EXHIBIT 10.20

                                 OFFICE LEASE



                         790 EAST COLORADO BOULEVARD
                          PASADENA, CALIFORNIA 91101



                         Lessor:

                              BPG PASADENA, L.L.C.,
                              a Delaware Limited Liability Company



                                      and



                         Lessee:

                              CITYSEARCH, INC., a Delaware Corporation


                                 Dated: September 30, 1996

                             BARKER PACIFIC GROUP


     October 3, 1996



     Mr. Brad Ramberg
     CitySearch, Inc.
     4502 Dyer Street
     Suite 201
     La Crescenta, CA 91214

     Dear Brad:

     Attached is a fully executed copy of the Lease for your files.

     I am assuming that I will continue to coordinate directly with you concerning the build-out. Please keep me advised relative to the computer room facility as I do not want to let the ball drop on our end, relative to special work that needs to be done in that area.

     We look forward to having you relocate to the building, and I will be in touch with your associate, Bob Dinan, concerning the public information program.

     Very truly yours,

     /s/ Michael D. Barker

     Michael D. Barker
     Managing Director

     attachment

     cc:   Bob Fitzgerald
           Drew Planting

     MDB/cer

                          790 EAST COLORADO BOULEVARD
                          ---------------------------

                      SUMMARY OF BASIC LEASE INFORMATION
                      ----------------------------------


The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "Summary"). This Summary is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the office building and parking structure the "Project") located at 790 East Colorado Boulevard, Pasadena, California 91101. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

   TERMS OF LEASE                                       DESCRIPTION
   --------------                                       -----------
   (References are to the Office Lease)
1.   Date:                                             September 30, 1996

2.   Lessor:                                           BPG Pasadena, L.L.C.

                                                       790 East Colorado Boulevard
                                                       Pasadena, California 91101
                                                       Attention: Natalie P. Loucks

                                                       With copy to:

                                                       Attention:     Richard J.Johnson
                                                                      Barker Pacific Group, Inc.
                                                                      100 First, Suite 2200
                                                                      San Francisco, CA 94105

3.   Lessee:                                           CITYSEARCH, INC.
                                                       4502 Dyer Street, Suite 201
                                                       La Crescenta, CA 91214

                                                       Attention:  Chief Financial Officer

                                                       and

                                                       790 East Colorado Boulevard
                                                       Suite 200
                                                       Pasadena, California 91101
                                                       Attention:  Chief Financial Officer
                                                       (After Lease Commencement Date)

4.   a. Premises (Article I):                          22.389 rentable square feet of space comprising all of Level 2 and a portion of Level 3 of the Project as set forth in Exhibit B-I attached hereto.

     b. Expansion Premises                             5.173 rentable square feet of space located on the 3rd floor of the Project as set forth in Exhibit B-2, attached hereto.

5.   Term (Article 3):                                 Five (5) years, Lessee may terminate the Lease after 36 months, subject to:
     5.1   Lease Term:                                 (a) no material default of Lease: (b) nine (9) months prior written notice:
                                                       (c) payment of five (5) months Base Rental: and (a) payment of all unamortized Lessee improvement provided by Lessor and unamortized Lease commissions paid by Lessor at 12% interest rate.

6    Lease Commencement Date:                          The earlier of (i) the date Lessee commences business in the Premises, and
                                                       (ii) the later of (A) November 1, 1996 or (B) the date of Substantial
                                                       Completion of the Premises by Lessor (subject to acceleration pursuant to
                                                       Section 5 of Exhibit B attached to the Office Lease). The Lease Commencement
                                                       Date is scheduled to be November 1, 1996. Lessor shall endeavor to deliver to Lessee thirty (30) days' prior written notice of Lessor's estimate of when the date of Substantial Completion of the Premises shall occur. Lessor shall abate the Annual Base Rental three (3) days for each day the Lease premises are not substantially complete by November 20. 1996. Lessor's obligation hereunder shall be subject to Lessee's compliance with its scheduled commitments as set forth in the Work Letter (Exhibit D).

7.   Lease Expiration Date:                            The last day of the month in which the 60th month anniversary of the Lease
                                                       Commencement Date occurs.

8.   Base Rent (Article 4)

                                                                                            Annual
                                                                        Monthly           Rental Rate
                             Lease                Annual             Installment         per Rentable
                             Year                Base Rent           of Base Rent        Square Foot
                             -----               ---------           ------------        ------------
                             Months  1-9           416,435.00           34,702.95            $18.60
                             Months/9-12           512,653.20           42,721.10            $18.60
                             2                     529,190.40           44,099.20            $19.20
                             3                     562,264.80           46,855.40            $21.00
                             4                     578,802.00           48,233.50            $21.00
                             5                     578,802.00           48,233.50            $21.00

9.   Additional Rent (Article 4)

     9.1     Base Year:                                Basic costs for Calendar year 1997.

     9.2     Lessee's Initial Share                    21.10% (based upon a Building rentable area). The percentage share is based
             of Direct Expenses:                       on Lessee's ratio of leased premises to the total rentable area of the
                                                       Buildings as defined by the BOMA. The percentage share will be adjusted to include the Expansion Premises upon commencement of the Lease of the
                                                       Expansion Premises.

10.  Security Deposit (Article 4.9):                   One month's rent.

11.  a. Parking Passes (Article 20.20):                Lessee shall be granted a ratio of four (4) parking passes for each 1.000 square feet of its Premises and expansion premises and right of first offer space.

                                                       Monthly parking passes, based on stipulated ratio of passes, shall be:

                                                       Months  1 - 6       No charge
                                                       Months  6 - 12      $35.00
                                                       Months 13 - 24      $40.00
                                                       Months 25 - 36      $45.00
                                                       Months 37 - 48      $50.00
                                                       Months 49 - 60      $55.00

                                                       The above monthly amounts shall not exceed comparable parking charges in comparable office buildings located in the Lake Street office corridor of
                                                       Pasadena.

     b.  Additional Parking                            Subject to availability and subject to the prior rights of other lessees at the Project, Lessee may acquire additional parking passes at the market rate for such spaces, and shall receive additional parking preferential to those who are not Building occupants.

12.  Brokers (Section 20.16):                          Lessee Agent:

                                                       Drew Planting and Robert Fitzgerald
                                                       Cushman & Wakefield of California
                                                       555 S. Flower Street, Suite 4200
                                                       Los Angeles, CA 90071-2418

                                                       and

                                                       Lessor Agent:

                                                       Barker Pacific Group, L.L.C.
                                                       790 E. Colorado Boulevard, 9th Floor
                                                       Pasadena, CA 91101

The foregoing terms of this Summary are hereby agreed to by Lessor and Lessee.

"LESSOR":

BPG PASADENA, L.L.C.


By:___________________________________

Its:        Managing Member
    ----------------------------------


"LESSEE":

CITYSEARCH, INC.

By: /s/ [SIGNATURE ILLEGIBLE]
   -----------------------------------

Its:      Chief Financial Officer
    ----------------------------------

                          "90 EAST COLORADO BOULEVARD
                           --------------------------

                                 OFFICE LEASE
                                 ------------

                               TABLE OF CONTENTS
                               -----------------

ARTICLE        SUBJECT MATTER                                                              PAGE
-------        --------------                                                              ----
ARTICLE 1      REAL PROPERTY, BUILDING AND PREMISES....................................     1
ARTICLE 2      PLANS AND CONSTRUCTION..................................................     4
ARTICLE 3      TERM, USE, COMPLIANCE WITH LAWS.........................................     5
ARTICLE 4      RENTAL..................................................................     7
ARTICLE 5      SERVICES AND UTILITIES..................................................    12
ARTICLE 6      REPAIRS.................................................................    13
ARTICLE 7      ADDITIONS AND ALTERATIONS...............................................    14
ARTICLE 8      COVENANT AGAINST LIENS..................................................    15
ARTICLE 9      INSURANCE...............................................................    15
ARTICLE 10     DAMAGE AND DESTRUCTION..................................................    17
ARTICLE 11     NON-WAIVER..............................................................    18
ARTICLE 12     EMINENT DOMAIN..........................................................    18
ARTICLE 13     ASSIGNMENT AND SUBLETTING...............................................    19
ARTICLE 14     SURRENDER OF PREMISES OWNERSHIP AND REMOVAL OF TRADE FIXTURES...........    21
ARTICLE 15     HOLDING OVER............................................................    22
ARTICLE 16     ESTOPPEL, ATTORNMENT AND SUBORDINATION..................................    22
ARTICLE 17     DEFAULTS: REMEDIES......................................................    23
ARTICLE 18     GRAPHICS................................................................    25
ARTICLE 19     LESSOR'S RIGHT TO CURE DEFAULT; PAYMENT BY LESSEE.......................    25
ARTICLE 20     MISCELLANEOUS PROVISIONS................................................    26

EXHIBITS
--------

A.   LEGAL DESCRIPTION
B.   OUTLINE OF FLOOR PLAN OF PREMISES
C.   LESSEE WORK LETTER
D.   LESSEE'S FINAL SPACE PLAN
E.   NOTICE OF LEASE TERM DATES
F.   RULES AND REGULATIONS
G.   FORM OF LESSEE ESTOPPEL CERTIFICATE
H.   CLEANING SPECIFICATIONS


                         INDEX OF MAJOR DEFINED TERMS
                         ----------------------------

DEFINED TERMS                                                LOCATION OF DEFINITION
                                                                IN OFFICE LEASE
                                                                ---------------
Additional Rental............................................   Article 4.6
Adjacent Parking Structure...................................   Article 1.1
Base Rent....................................................   Article 8 of Summary
Base Year...................................................   Article 9.1 of Summary
Basic Costs..................................................   Article 4.4
Calendar Year................................................   Article 4.3.2
Basic Services...............................................   Article 5.1
Commencement Date............................................   Article 3.1
Expense Rental...............................................   Article 4.1(b)
Expense Rental Adjustment....................................   Article 4.2(b)
Expense Year.................................................   Article 4.3.3
Force Majeure................................................   Article 4.27
Hazardous Material...........................................   Article 20.24
Holidays.....................................................   Article 5.1
Impositions..................................................   Article 4.4(1)
Scheduled Commencement Date..................................   Article 2.2(c)
Lease Expiration Date........................................   Article 7 of Summary
Lease Term...................................................   Article 5 of Summary
Operating Expenses...........................................   Article 4.2.5
Preliminary Plans............................................   Article 2.1(a)
Premises.....................................................   Article 4 of Summary
Project......................................................   Article 1.1
Rentable Area................................................   Article 1.5
Security Deposit.............................................   Article 4.9
Signage......................................................   Article 5.6
Systems and Equipment........................................   Article 5.1
Lessee Work Letter...........................................   Article 2.1(b)
Transfer Notice..............................................   Article 13.1
Transfer Premium.............................................   Article 13.1
Transferee...................................................   Article 13.1
Transfers....................................................   Article 13.1


                          790 EAST COLORADO BOULEVARD
                          ---------------------------

                                 OFFICE LEASE
                                 ------------

This Office Lease, which includes the preceding Summary of Basic Lease Information (the "Summary") attached hereto and incorporated herein by the reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is made by and between BPG PASADENA, L.L.C., a Delaware Limited Liability Company ("Lessor"), and CITYSEARCH, INC., a Delaware Corporation ("Lessee").


                                   ARTICLE I
                                   ---------

                     REAL PROPERTY, BUILDING AND PREMISES
                     ------------------------------------

        1.1     Real Property, Building and Premises.   Upon and subject to the
                ------------------------------------
terms, covenants and conditions hereinafter set forth in this Lease, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the premises set forth in Section 4 of the Summary (the "Premises"), which Premises are located in the "Project," as that term is defined in this Section 1.1. The outline of the floor plan of the Premises is set forth in Exhibit B attached hereto. The
                                               ---------
Premises are a part of the office building (the "Project") located at 790 East Colorado Boulevard, Pasadena, California 91101. The office building, the parking garage facility located adjacent to the office building ("Adjacent Parking Structure"), the outside plaza areas, land and other improvements surrounding the Project which are designated from time to time by Lessor as common areas appurtenant to or servicing the Project, and the land upon which any of the foregoing are situated, are herein sometimes collectively referred to as the "Real Property." Lessee is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, rest rooms and other public or common areas located on the "Real Property," provided, however, that the manner in which such public and common areas are maintained and operated shall be at the sole discretion of Lessor and the use thereof shall be subject to such rules, regulations and restrictions as Lessor may make form time to time, subject to non-discrimination standards. Lessor reserves the right to make alterations or additions to or change the location of elements of the Real Property and the common areas thereof provided however, that Lessor shall not make any alterations or changes to the Common Areas that would materially decrease the level of service provided to Lessee. Except when and where Lessee's right of access is specifically excluded above and elsewhere on this Lease, Lessee shall have the right of access to the Premises twenty-four (24) hours per day, seven (7) days per week during the Lease Term.

        1.2     Condition of the Premises.      Except as specifically set forth
                -------------------------
in this Lease and in the Lessee Work Letter attached hereto as Exhibit C. Lessor shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Lessee also acknowledges that Lessor has made no representation or warranty regarding the condition of the Premises or the Project except as specifically set forth in this Lease and the Lessee Work Letter. Lessor shall deliver the Premises free and clear of debris, and shall thoroughly clean the Premises, following Lessee's move into the Premises. Lessor thereafter warrants that the Project will be leased, operated and maintained as an institutional quality office building.

        1.3     Common Area.    Appurtenant to the Premises and subject to
                -----------
reasonable rules and regulations from time to time made by the Lessor of which Lessee is given notice, Lessee shall have the right to the use of the following common ("Common Areas"):

                (a)     Building Common Area.   The common stairways, corridors
                        --------------------
and accessways, vending or mail areas, lobbies and foyers, entrances, stairs, escalators, elevators, rest rooms, janitorial, telephone, mechanical and electrical rooms and any passageways thereto, and the common pipes, ducts, conduits, wires and appurtenant equipment serving the Premises.

               (b)  Land Common Area.  The common walkways and sidewalks
                    -----------------
necessary for access to the Project. Lessee's acceptance of the Premises shall constitute an acknowledgment and acceptance of the various temporary inconveniences that may be associated with the use of the Common Areas.

          1.4  Lessor's Reserved Rights in Premises and Common Areas.  Lessor
               -----------------------------------------------------
reserves the right, provided that the exercise of such right does not materially decrease the level of service provided to Lessee from time to time.

               (a)  Building Changes.  To install, use, maintain, repair and
                    ----------------
replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Project above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment in the Premises which are so located or located elsewhere outside the Premises.

               (b)  Boundary Changes.  To change the lines of the lot on which
                    ----------------
the office building and parking structure stands ("Lot") and to redesign and restripe the parking facilities in the Garage and make other reasonable changes and grant others rights thereto, including without limitation the granting of easements, rights of way and rights of ingress and egress and similar rights to users of parcels adjacent to the Lot.

               (c)  Facility Changes.  To alter or relocate any other common
                    ----------------
areas of facilities associated with the Project.

               (d)  Garage Parking and Storage.  To grant exclusive use to
                    --------------------------
portions of the Garage in the Project to other Tenants of the Building and to impose parking charges from time to time for use of the Garage, except however, as limited by the parking charges to be paid by Lessee as set forth in the Summary and per article 20.20 below

          1.5  Rentable Area.  The term "Rentable Area" shall be deemed to
               -------------
include.

               (a) in the case of a single tenancy floor the aggregate of (i) all floor area of the Premises measured from the inside surface of the outer glass and extensions of the plane thereof in non-glass areas to the inside surface of the opposite outer glass and extensions of the plane thereof in non-glass areas and shall include all areas within the outside walls, excluding only the areas ("Service Areas") used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, vertical pipe shafts and vertical ducts, but including any such Service Arears which are for the specific use of the particular tenant such as special stairs or elevators, and (ii) Lessee's Percentage Share (defined in Article 1.6 below of the square footage of the Project's elevator and main mechanical rooms, fire control stations and building lobbies ("Building Areas"); and

               (b) in the case of a partial tenancy floor, the aggregate of (i) all floor area of the Premises within the inside surface of the outer glass and extensions of the plane thereof in non-glass areas to the mid-point of the demising walls separating the Premises from areas leased by or held for lease to other tenants or from Project Common Areas located on such floor and other similar facilities for the use of all tenants on such floor, (ii) Lessee's allocable portion based upon the ratio which the Rentable Area of the Premises bears to the Rentable Area of the floor ("Lessee's Floor Share") of the Project Common Areas located on such floor and other similar facilities for the use of all tenants on such floor, and (iii) Lessee's Percentage Share of the Project Areas.

               In determining Rentable Area, no deductions shall be made for columns or projections necessary for the Project. The Rentable Area of the Premises and the Rentable Area of the Project (which for the purposes of this Lease is exclusive of retail and storage or basement uses) have been calculated on the basis of the foregoing definition and shall be consistent with the standards established by the Building Owners and Management Association, "BOMA", are hereby stipulated for all purposes hereof to be the approximate amounts stated in the Basic Lease Information, subject to confirmation by actual measurement by Lessor's architect, at the request of either party prior to Lessee's occupancy.

          1.6   Lessee's Percentage Share.  The term "Lessee's Percentage Share"
                -------------------------
shall mean the percentage figure specified in the Basic Lease Information which represents the ratio that the Rentable Area of the Premises bears one hundred (100%) of the Rentable Area then leased in the Project. In the event Lessee's Percentage Share is changed during a calendar year by reason of a change in the Rentable Area of the Premises or a charge in the total Rentable Area of the Project, Lessee's Percentage Share shall be re-calculated pursuant to the aforementioned formula and shall be determined on the basis of the number of days during such calendar year at each such percentage, provided however that Lessee's financial obligation shall not be increased thereby.

          1.7   Right of First Offer.  During the term of the Lease, Lessee
                --------------------
shall have a right of first offer to lease that portion of the rentable area of seventh (7th) floor of the Project consisting of approximately 13.896 rentable square feet, as depicted on Exhibit B, attached hereto, (the First Offer Space)
                            ---------
which becomes available for lease as described hereinbelow, Lessee's right of first offer shall be on the terms and conditions set forth in this Section 1.7. Lessee shall not have any such first offer right to lease the First Offer Space (and/or Initial Space as the case may be) pursuant to this Section 1.7 until (A) with respect to the First Offer Space, after a Vacant Space Lease has been executed for such Vacant Space and such First Offer Space becomes available for lease following the expiration of such Vacant Space Lease (including renewals) and the Lessee thereunder has vacated such Vacant Space.

          1.8   Procedure for Offer.  Upon receipt of a written offer from a
                -------------------
third party for all or a portion of the subject Space, Lessor shall give Lessee written notice (the "First Offer Notice") that the First Offer Space requires a response pursuant to the terms of Lessee's Right of First Offer, as set forth in this Article 1. Pursuant to such First Offer Notice, Lessor shall offer to lease to Lessee the First Offer Space for a term coterminous with the Lease Term. The First Offer Notice shall describe the space so offered to Lessee including without limitation, Lessor's determination of the rentable square footage thereof, and shall set forth the "First Offer Rent" as that term 15 defined in
Section 1.10 below, and the other terms upon which Lessor is willing to lease such space to Lessee.

          1.9   Procedure for Acceptance.  If Lessee wishes to exercise Lessee's
                ------------------------
right of first offer with respect to the space described in the First Offer Notice, then within ten (10) business days of delivery of the First Offer Notice to Lessee. Lessee shall deliver notice to Lessor of Lessee's exercise of its Right of First Offer in respect to the space described in the First Offer Notice at the First Offer Rent and upon the terms contained in such notice. If Lessee does not wish to exercise its Right of First Offer within such ten (10) business day period, then Lessor shall be free to lease the space described in the First Offer Notice to anyone to whom Lessor desires on any terms Lessor desires, whereupon, Lessee's Right of First Offer shall terminate with respect to such First Offer Space. Notwithstanding anything to the contrary contained herein, Lessee must elect to exercise its Right of First Offer, if at all, with respect to all of the space offered by Lessor to Lessee at any particular time, and Lessee may not elect to lease only a portion thereof.

          1.10  First Offer Space Rent.  The rent payable by Lessee for the
                ----------------------
First Offer Space (the "First Offer Rent") shall be equal to the Fair Market Rental Rate for the First Offer Space. In the event Lessor and Lessee cannot mutually agree upon the terms for such space, an Arbitrator will be appointed consistent with the terms of Article 3.7.

          1.11  Construction In First Offer Space.  Subject to any improvement
                ---------------------------------
allowance granted to Lessee or Lessee improvement work to be provided by Lessor as a component of First Offer Rent, Lessee shall take the First Offer Space in its "as-is" condition as of the date of delivery of such space, and the construction of improvements in the First Offer Space shall be Lessee's sole responsibility (except that Lessor will provide a tenant improvement allowance equal to the Tenant Improvement Allowance for the Initial Premises reduced pro-rata by the remaining Lease Term), with any such construction to comply with the terms of Article 8 of this Lease. Notwithstanding the foregoing, should Tenant exercise its Right of First Offer within 12 calendar months prior to its Termination Rights and should Tenant receive a Tenant Improvement Allowance, then should Tenant exercise its Termination Right, Tenant in addition to paying the unamortized costs shall also pay on a penalty, equal to one month's Base Rent as set forth in Section 8 of the Summary of Basic Lease Information. The parties will consider the condition of the Space to determine the Fair Market Rental Rate.

          1.12  Amendment to Lease.  If Lessee timely exercises Lessee's right
                ------------------
to lease the First Offer Space, Lessor and Lessee shall within thirty (30) days thereafter execute an amendment to the Lease memorializing Lessee's lease for such First Offer Space upon the terms and conditions set forth in this Article
1. Lessee shall commence payment of Rent for the First Offer Space, and the term of the First Offer Space shall commence upon the date of delivery of the First Offer Space to Lessee in a condition mutually agreed by the parties (the "First Offer Commencement Date") and terminate coterminous with the termination of the Lease Term.

          1.13  Suspension of Right of First Offer. Lessee shall not have the
                ----------------------------------
right to lease any First Offer Space if, as of the date of the attempted exercise of any right of first offer by Lessee, or as of the scheduled date of delivery of such First Offer Space to Lessee. Lessee is in material default under this Lease beyond any applicable notice and cure periods. In addition, the rights to lease the First Offer Space shall be personal to the Original Lessee, or any affiliate entity acquiring entity or restructured entity, which is comprised of Lessee, subject to the creditworthiness of the subject affiliate, acquiring or restructured entity executing this Lease (the "Original Lessee") and may only be exercised by the Original Lessee (and not by any assignee or any sublessee or other, transferee of Lessee's interest in this Lease or the Premises, or any part thereof) if, at the time of the attempted exercise of any such right of first offer, the Original Lessee is in physical occupancy and possession of the entire Premises.

          1.14  Expansion Premises.     On or before Nine (9) months from the
                ------------------
Commencement Date, Lessee hereby commits the lease, occupy and use all the remaining Space not initially leased on Level 3 as depicted in Exhibit B-2. The terms and conditions of the Expansion Premises shall be the same rental and same level of tenant improvements, to be provided by Lessor subject to Lessee's submittal of an Approved Space Plan for the Expansion Premises. The term of the lease for the Expansion Premises shall terminate on the same date as the lease covering the Initial Premises and all terms and conditions set forth in this lease shall be applicable to the Expansion Premises.


                                   ARTICLE 2
                                   -------

                            PLANS AND CONSTRUCTION
                            ----------------------

          2.1   Plans.
                -----

                (a)  Preliminary Plans. Lessor and Lessee have approved the
                     -----------------
 preliminary plans and outline specifications identified in Exhibit D for the construction of the Premises ("Preliminary Plans").

                (b)  Work Letter. Lessee has delivered to Lessor for Lessor's
                     -----------
review and approval the Space Plan (and any revisions thereto) and the Working Drawings (substantially in conformity with the Space Plan), containing the information required by the Work Letter attached hereto as Exhibit C for the construction of the Premises (defined more completely in the Work Letter as "Improvements"). Any changes to the Improvements requested by Lessee shall only be made in accordance with the terms of the Work Letter.

          2.2   Construction of Improvements and Payment.
                ----------------------------------------

                (a)  Construction.  Lessor shall construct or install the
                     -------------
Improvements in the Premises substantially in accordance with the Working Drawings and pursuant to the schedule set forth in the Work Letter.

                (b)  Payment. Lessor shall determine Lessee's share of the cost
                     -------
of constructing or installing the Improvements based on the parties' obligations as specified in the Work Letter. Lessee shall be solely responsible for the payment of Lessee Extra Work (as defined in the Work Letter).

                (c)  Completion.  Lessor shall use diligence to construct or
                     -----------
install the

Improvements in a professional workmanlike manner in the Premises so that they are Substantially Complete (as defined in the Work Letter) by the Scheduled Commencement Date set forth in the Basic Lease Information; provide, however, that the Scheduled Commencement Date shall be extended for a period equal to the period of any delays affecting the construction of the Improvements because of fire, earthquake, weather, acts of God, acts or the public enemy, riot, insurrection, governmental authorities (permitting or inspection), governmental regulations of the sales of materials or supplies or the transportation thereof, strikes of boycotts, unavailability of material or labor at reasonable and customary prices, moratoria Lessee Delays (as defined in the Work Letter) at the time and in the manner described in the Work Letter.

               (d)  Delays.  Except for Lessee delays, if for any reason Lessor
                    ------
cannot deliver possession of the Premises to Lessee on the Scheduled Commencement Date, this Lease shall not be void or voidable, except however, Lessee shall be granted three (3) days for each work day the Premises are not delivered by Lessor in a Substantially Complete form. Should Lessee Delay contribute to the delay, Lessor shall be granted one additional work day of delay for each day of delay resulting from Lessee Delays. Notwithstanding the foregoing, if possession of the Premises has not been delivered to Lessee within three (3) months following the Scheduled Commencement Date, this Lease shall automatically terminate. No delay in delivery of possession shall operate to extend the Lease term.


                                   ARTICLE 3
                                   -------

                        TERM: USE: COMPLIANCE WITH LAWS
                        -------------------------------

          3.1  Commencement of Term.    Subject to and upon the terms and
               --------------------
conditions set forth herein, and receipt by Lessee of a thirty (30) day prior written notice of Lessor's intent to deliver the Premises, the term shall be for a period specified in the Summary as Term, commencing upon the earliest of the following dates ("Commencement Date"):

               (a) The date on which the Improvements to the Premises are Substantially Complete (defined in the Work Letter, Exhibit C);

               (b) The date on which the Improvements to the Premises would have been Substantially Complete had there been no Lessee Delays (defined in the Work Letter); or

               (c) The date upon which Lessee actually commences to do business in the Premises with Lessor's written consent.

               (d) November 20, 1996 (except for the area referred to as the computer room).

          Upon the Commencement Date, Lessor and Lessee shall execute an amendment to this Lease, as shown in Exhibit E attached herewith and made a part of this Lease setting forth the Commencement Date and Term Expiration Date.

          3.2  General Use and Compliance with Laws.   Lessee shall only use the
               ------------------------------------
Premises for general office, administrative and for any other legally permissible use comparable with a first class office building but for no other use without the prior written consent of Lessor. Subject to Article 4.4 (4) (i), Lessee shall comply with and faithfully observe all of the requirements of municipal, county, state, federal and other applicable governmental authorities, or which may hereafter be in force, pertaining to the use and occupancy of the Premises, Lot. Garage and Project and shall secure any necessary permits pertaining to Lessee's use and occupancy of the Premises. In Lessee's use and occupancy of the Premises. Lessee shall not subject the Premises to any use that would tend to damage any portion thereof or which shall in any way increase the existing rate of any insurance on the Project or any portion thereof or cause any cancellation of any insurance policy covering the Project or any portion thereof. Lessee shall not do or permit anything to be done in or about the Premises which shall in any way obstruct or interfere with the rights of other tenants of the Project, or injure or annoy them, or use or allow the

Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee or Lessee's customers cause, maintain, or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Lessee shall not bring into the office building, or keep or arrange in the Premises any furniture, equipment, materials or other objects which individually or collectively overload Premises or the office building. Lessor reserves the right to prescribe the weight and position of all safes, fixtures and heavy installations that Lessee desires to place in the Premises so as to distribute properly the weight, or to rescure plans prepared by a qualified structural engineer for such heavy objects at Lessee's sole cost and expense. Notwithstanding the foregoing Lessor shall have no liability for damage caused by the installation of such safes and heavy equipment. Furthermore, business machines and mechanical equipment belonging to Lessee that cause noise and or vibration that may be transmitted to the structure of the office building or to any other tenants in the office building shall be placed and maintained by Lessee, at Lessee's sole cost and expense, in settings of cork, rubber or spring type noise and or vibration eliminators and Lessee shall take such other measures directed by Lessor as needed to eliminate such vibration and/or noise. Lessee recognizes that the Project is maintained by Lessor as a location for first-class type of office business and retail occupancy.

          3.3  Option Right.  In the event Lessee has not elected to exercise
               ------------
its termination right as set forth in the Summary. Lessor hereby grants to Lessee one (1) option to extend the Lease Term for a period of five (5) years (the "Option Term"). The option shall be exercisable only by written notice delivered by Lessee to Lessor as provided below, provided that, as of the date of delivery of such notice. Lessee is not in material default under this Lease beyond any applicable notice and cure periods. Upon the proper exercise of such option to extend, and provided that, as of the end of the initial Lease Term, Lessee is not in material default under this Lease beyond any applicable notice and cure periods, the Lease Term as it applies to the Premises, and any Expansion Premises or any Premises leased in the Project by Lessee, shall be extended for the Option Term. The rights contained in this Section 3.3 shall be personal to the Original Lessee or its permitted assignee such as affiliates, acquiring entity or restructured entity, but not by any assignee, or any sublessee or other non-approved transferee of Lessee's interest in this Lease or the Premises, or any part thereof.

          3.4  Option Rent.  The rent payable by Lessee during the Option
               -----------
Term (the "Option Rent") shall equal ninety-five percent (95%) of the "Fair Market Rental Rate" for the Premises. The term "Fair Market Rental Rate" for the Premises during the Option Term and the Fair Market Rental Rate for the First Offer Space for purposes of determining the First Offer Rent pursuant to Section 1.7) shall mean the annual amount per rentable square foot being charged on a full service basis by Lessor as of the first day of the Option Term (or the First Offer Commencement Date for the First Offer Rent, as the case may be) for unencumbered non-sublease, non-equity space comparable to the Premises (or First Offer Space as applicable) in the Office Building (defined as those signed within 6 months of the valuation date) or if not enough comparable transactions exist in the office building then the annual amount per rentable square foot being charged on a full service basis for comparable space in Comparable Buildings (as that term is defined below, giving appropriate consideration to (appropriate concessions) "Rent Concessions and to all economic terms, such as annual rental rates per rentable square foot, escalation clauses (such as net, base year or expense stop), commercial provisions, relocation payments, locating free rent, if any, length of the lease term, size and location of premises being leased and other generally acceptable terms and conditions for the tenancy of the space in question, including Lessee improvements or allowances provided or to be provided for such comparable space (provided, however, that the amount of such improvements or allowances shall be reduced, when calculating the Option Rent for First Offer Rent, as the case may be by deducting the value of the existing improvements in the Premises (or First Offer Space, as the case may be), as of the first day of the Option Term, (or First Offer Commencement Date, as the case may be) with such value to be based upon the age, of the improvements provided, however, in calculating the Fair Market Rental Rate, no consideration shall be given in to the fact that (i) any rental abatement is or is not given such Lessees in connection with the construction of improvements in such comparable space, or (ii) Lessor is or is not required to pay a real estate brokerage commission in connection with the Option Term for First Offer Space, or the fact that comparable deals do or do not involve the payment of real estate brokerage commissions. If in determining the Fair Market Rental Rent. Rent Concessions are granted Lessor may at Lessor's sole option, elect any or a portion of the following:

               (a) To grant some or all of the Rent Concessions to Lessee in the form as described above of as free rent and/or an improvement allowance): or.

               (b) To adjust the rental rate component of the Fair Market Rental Rate to be an effective rental rate which takes into consideration the total dollar value of such Rent Concessions (in which case the Rent Concessions evidenced in the effective rental rate shall not be granted to Lessee). The term "Comparable Building" as used in this Lease shall mean first-class office buildings located in the Lake Street Corridor of the Central Business District of Pasadena, California.

          3.5  Exercise of Option.  The Lease Extension Option shall be
               ------------------
exercised by Lessee, if at and only in the following manner: (1) Lessee shall deliver written notice to Lessor not more than fourteen (14) months nor less than nine (9) months prior to the expiration of the initial Lease Term, stating that Lessee may be interested in exercising its option: (ii) Lessor, after receipt of Lessee's notice, shall deliver notice the "Option Rent Notice") to Lessee not less than thirty (30) days, setting forth the Option Rent and, (iii) if Lessee wishes to exercise such option, Lessee shall, on or before the date occurring nine (9) months prior to the expiration of the initial Lease Term, exercise the option by delivering written notice thereof to Lessor, and upon, and concurrent with, such, exercise Lessee may, at its option, object to the Option Rent contained In the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in
Section 3.6 below.

          3.6  Determination of Option Rent.  In the event Lessee timely and
               -----------------------------
objects in writing to the Option Rent (or First Offer Rent, as the case may be) initially determined by Lessor and based on ninety-five percent (95%) of the then Fair Market Value for comparable space on comparable buildings located in Pasadena, California, Lessor and Lessee shall attempt to agree upon the Option Rent (or First Offer Rent, as the case may be), using their best good-faith efforts. If Lessor and Lessee fail to reach agreement within twenty (b) dave following Lessee's objection to the Option Rent( or First Offer Rent, as the case may be) (the "Outside Agreement Date"), then each party shall submit to tine other party a separate written determination of the Option Rent (or First Offer Rent, as the case may be) within ten (10) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with the provisions herein. Failure of Lessee or Lessor to submit a written determination of the Option Rent (or First Offer Rent, as the case may be) within such ten (10) business day period shall conclusively be deemed to be the non-determining party's approval of the Option Rent (or First Offer Rent, as the case may be) submitted within such ten (10) business day period by the other party.

          3.7  Option Terms - Arbitration.  Lessor and Lessee shall each
               ---------------------------
appoint one arbitrator who shall by profession be an independent real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of first-class office buildings in Pasadena, California. The determination of the arbitrators shall be limited solely to the issue of whether Lessor's or Lessee's submitted Option Rent (or First Offer Rent, as the case may be) is the closest to the actual Option Rent (or First Offer Rent, as the case may as determined by the arbitrators, taking into account the requirements of Section 3.6 of this Lease with respect to the Option Rent and Section 1.10 of this Lease with respect to the First Offer Rent. Each such arbitrator shall be appointed within thirty (30) days after the Outside Agreement Date and adopt procedures as follows:

               (a) The two (2) arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators:

               (b) The three (3) arbitrators shall with in thirty (30) days after the appointment of the third arbitrator reach a decision as to whether the panel shall use Lessor's or Lessee's submitted Option Rent (or First Offer Rent, as the case may be) and shall notify Lessor and Lessee thereof:

               (c) The decision of the majority of the three (3) arbitrators shall be binding upon Lessor and Lessee:

               (d) If either Lessor or Lessee fails to appoint an arbitrator within thirty (30) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator's shall be binding upon Lessor and Lessee;

               (e) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator within the time period provided above, then the parties shall mutually select the third arbitrator. If Lessor and Lessee are unable to agree upon the third arbitrator within ten (10) days, then either party may upon at least five (5) days prior written notice to the other party, request the Presiding judge of the Los Angeles County Superior Court, acting in his her private and non-judicial capacity, to appoint the third arbitrator. Following the appointment the third arbitrator the panel, of arbitrators shall within thirty (30) days thereafter reach a decision as to whether Lessor's or Lessee's Option Rent (or First Offer Rent, as the case may be shall be used and shall notify Lessor and Lessee thereof; and

               (f) The cost of the arbitrators and the arbitration proceeding shall be paid by Lessor and Lessee equally, except that each party shall pay for the cost of its own witnesses, agents and attorneys.


                                   ARTICLE 4
                                   -------

                                    RENTAL
                                    ------

          4.1  Rent. Lessee shall pay, without notice or demand, to Lessor at
               ----
such place as Lessor may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, "Rent" as set forth in Section 8 of the Summary, pay payable in equal monthly installments in advance on or before the first day of each and every month during the Lease Term, without any set off or deduction whatsoever. Rental shall collectively mean the following sums (collectively "Rent").

               (a)  Base Rental.  Base Rental as specified in The Summary of
                    -----------
Basic Lease information includes a component applicable to Basic Costs (defined in Article 4.4). The Base Year for the calculation of Basic Costs is 1997, and the Base Year "shall mean the period set forth in Section 9.1 of the Basic Lease Information adjusted to reflect 95% building occupancy. The "Expense Year" shall mean each calendar year in which any portion, of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2  Calculation and Payment of Additional Rent.
               ------------------------------------------

               (a)  Base Rental Adjustment.  The Base Rental adjustments for the
                    ----------------------
Term are set forth in the Summary.

               (b)  Additional Rent Estimate. The amount to be paid initially as
                    ------------------------
Expense Rental has been estimated by Lessor for the calendar year, 1997, Lessee's first full calendar year of the Term. Thereafter, Lessee's payment of Basic Costs shall be estimated and adjusted by Lessor as soon as reasonably possible after the end of each calendar year. The estimates and adjustments shall be made in accordance with the following procedures.

               (c)  Calculation of Excess. If for any Expense Year ending or
                    ---------------------
commencing within the Lease Term, Tenant's Share of Direct Expenses for each Expense Year exceeds Tenant's proportionate share of the amount of Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth herein, as Additional Rent an amount equal to the excess. The foregoing shall be referred to as Lessee's share of Basic Costs.

               (d)  Statement of Actual Direct Expenses and Payment by Tenant.
                    ---------------------------------------------------------
Within 120 days following the end of each Expense Year, Lessor shall deliver to Lessee a Statement ("Statement") which Statements should be derived from a audit conducted by an, independent certified public accountant (which accountant is a member of a nationally recognized accounting firm) which shall state the Basic Costs on a line item basis as to the general categories of Basic Costs, incurred or accrued for each preceding Expense Year and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the lease term if an Excess in present, Tenant shall pay with its next installment of Base Rent due but in no event prior to thirty (30) days after the receipt of such Statement the full amount of the excess for such Expense Year, less the amount, if any, paid during such Expense Year as defined. In the event that a Statement shows that the amount paid by Tenant exceeds Tenant's Share of the Increase in Basic Cost for the Expense Year in question ("overpayment") Tenant may credit the amount of such overpayment against the next due installments of Base Rent and Additional Rent provided that even though the Lease Term has expired and Tenant has vacated the premises, when the final determination is made to Tenant's Share of the Basic Cost for the Expense Year in which this Lease expires or earlier terminates taking into consideration that the Lease expiration date may have occurred prior to the final day of the applicable Expense Year if (i) any overpayment is present then Landlord shall concurrent with Landlords delivery to Tenant of the Statement pay to Tenant the amount of such over payment or (ii) an excess is present. Tenant shall within thirty (30) days pay to Landlord an amount as calculated pursuant to the provisions herein.

               (e) Prior to the commencement of each calendar year after Base Year, or as soon thereafter as practicable, Lessor shall give Lessee written notice of its estimate of Basic Costs for the ensuing twelve (12) month period; provided that if such notice is not given twenty (20) days prior to the commencement of the calendar year, Lessee shall continue to pay on the basis of the then applicable Lessee's Percentage Share of Basic Costs until the month after such notice is given.

          4.3  Basic Costs.  The term "Basic Costs" shall consist of all
               -----------
operating expenses of the Project including without limitation those specified below, which shall be computed on a cash basis and shall consist of all expenditures by Lessor to maintain in quality, first-class condition all facilities in operation from the beginning of the Term of this Lease and such additional facilities in subsequent years as may be determined by Lessor to be necessary or generally beneficial to the Project. The term Basic Costs as used herein shall mean all expenses, costs and disbursements of every kind and nature which Lessor shall pay or become obligated to pay because of or in connection with the ownership, management and operation of the Project, including without limitation the following:

               (a) Wages, salaries, taxes, insurance and related expenses and benefits of all on-site and off-site employees directly engaged in the operation, maintenance or access control of the Project.

               (b) All supplies, tools, equipment and materials directly used in the operation and maintenance of the Project, including any lease payments therefor.

               (c) Cost of all utilities for the Project, including the cost of water, power, sewer, heating, lighting, air conditioning and ventilating for the Project. Such cost of utilities shall expressly exclude any utility costs paid by any Lessees in the Project, or reimbursed to Lessor by any Lessees for separately metered services.
           -------

               (d) Cost of all maintenance, repair and replacement expenses, janitorial, building engineering, landscaping, security, legal, other consulting fees and service agreements for the Project and the equipment therein, excluding such costs that exceed the amounts as determined by Article 4.4(i), including without limitation alarm service, window cleaning and elevator maintenance.

               (e) Cost of all insurance relating to the Project including without limitation the cost of casualty, earthquake, rental abatement and personal injury and property liability insurance applicable to the Project and Lessor's personal property used in connection therewith.

               (f) All real property taxes and assessments levied against the Project and the various estates therein and the underlying land, all personal property taxes levied on personal property of Lessor used in the management operation, maintenance and repair of the Project, all taxes, assessments and reassessments of every kind and nature whatsoever levied or assessed in lieu of or in substitution for existing or additional real or personal property taxes and assessments on the Project or the sale, conveyance, assignment, ground lease or other transfer thereof, service payment in lieu of taxes, excises, transit charges and fees, housing, park and child care assessment, development and other assessments: reassessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Project, its operations or the Rent provided for in this Lease, or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, or any kind and nature for public improvements, services, benefits, or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises or Project or become payable during the Term (hereinafter collectively "Impositions").

                    (i)   Installment Election.  In the case of any Impositions
                          --------------------
which may be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments, Lessor shall elect to cause such bonds to be issued or cause such assessment to be paid in installments over the maximum period permitted by law.

                    (ii)  Limitation.  Nothing contained in this Lease shall
                          ----------
require Lessee to pay any franchise, estate, inheritance or succession transfer tax of Lessor, or any income, profits or revenue tax or charge, upon the net income of Lessor from all sources: provided, however, that if at any time during the Term under the laws of the United States government or the State of California, or any political subdivision thereof, a tax or excise on Rent, or any tax however described, is levied or assessed by any such political body against Lessor on account of Rent, or a portion thereof, Lessee shall pay one hundred percent (100%) of any such tax or excise as Additional Rent (defined in Article 4.6).

                    (iii) Real Property Tax Reassessment.  If the Project is
                          ------------------------------
sold, conveyed or title otherwise transferred, and if, as a result thereof, the taxing authorities increase the real and personal property taxes, assessments, levies and fees set forth in Article 4.4(f) and other surcharges levied against the Project ("Property Taxes") in accordance with California Constitution
Article XIIIA (such events together with the dollar amount of increased Property Taxes is a "Proposition 13 Readjustment"), Basic Costs shall be adjusted so that Basic Costs include (I) the Lessor of (a) the amount of Property Taxes payable after the Proposition 13 Readjustment, inclusive of any increase allowed under Proposition 13 had there been no such transfer, or (b) the Property Taxes as adjusted in accordance with the actual increase in the Consumer Price Index ("CPI") for All Urban Consumers. All Items for the Los Angeles Long Beach Area, as published by the Bureau of Labor Statistics of the U.S. Department of Labor as follows: the Property Taxes shall be adjusted by multiplying the Property Taxes as of the first full year of operation of the Property by a factor computed by adding one (1) to a fraction, the numerator of which shall be the difference between the CPI for the month nearest preceding the Proposition 13 Readjustment ("Adjustment Index") less the CPI for the month nearest preceding the Commencement Date ("Base Index") and the denominator of which shall be the Base Index, (II) all increases in Property Taxes which would occur notwithstanding such Proposition 13 Readjustment, including without limitation construction assessments, annual notification of new values and supplemental assessments, and (III) all increases in Property Taxes which occur because of changes in the laws, ordinances, orders, rules and regulations or because of voter action relating to Property Taxes.

               (g) Repairs, replacements and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Lessee or other third parties, and alterations attributable solely to tenants of the Building other than Lessee).

               (h) All maintenance costs relating to public and service areas of the Project, including without limitation sidewalks, landscaping, service areas, mechanical rooms and Project exteriors.

               (i) Amortization of the useful life of the cost of installation of capital improvement terms which are primarily for the purpose of reducing operating costs or which may be required by governmental authority. Notwithstanding this clause, any costs incurred by Lessor which may be expended to bring the Building into compliance with the American Disability Act (ADA) or hazardous material regulations, shall be fully borne by Lessor and shall be excluded from Base Costs.

               (j) Lessor's central accounting costs and audit fees attributable to the Project.

               (k) A management cost recovery equal to three percent (3%) of Rent collections, provided that Lessor operate the Project through a full-time manager in a first-class efficient and as cost-effective a manner as possible so as to minimize operating expenses.

               (l) All costs and expenses associated with the operation and maintenance of the Garage.

          Except as specifically provided above, Basic Costs shall not include replacement of capital Improvement items, specific costs billed to and paid by specific tenants, expenses attributable to retail or commercial tenants, or expenses attributable to the management or operation of the visitor parking areas of the Garage.

          Notwithstanding any other provision herein to the contrary, it is agreed that in the event the office building is not at least ninety-five percent (95%) occupied during any calendar year of the Lease Term, an adjustment shall be made in computing the Basic Costs for such year so that the Basic
Costs shall be computed for such year as though the office building had been ninety-five percent (95%) occupied during such year, Lessor and Lessee agree that Lessee's Percentage Share of Basic Costs shall be paid during the entire term of this Lease, beginning with the Commencement Date commencement and continuing to the day of termination.

          At its expense, Lessee shall have the right at any time to review and copy Lessor's books and records relating to the Basic Costs for the previous year.

          Lessor and Lessee acknowledge that certain of the costs of management, operation and maintenance of the Project are allocated entirely to the office tenants of the Project. Certain or such costs are allocated entirely to the retail operations, and certain of such costs are allocated among the office tenants of the office building and retail operations. The determination of such costs and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis.

          4.5  Monthly Rental Payments.  Rental under Article 4.1(a) and (b)
               -----------------------
shall be due and payable in twelve (12) equal installments of one-twelfth (1/12) each on the first day of each calendar month during the Term and any extensions or renewals thereof without demand, counterclaim or offset. If the Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the Rental under Article
4.1 (a) and (b) for the first and last fractional months shall be appropriately prorated. If the Term commences on a day other than the first day of a calendar year for purposes of calculating Lessee's Percentage Share of Basic Costs, the Basic Costs and the Expense Factor shall each be reduced by the proportion, that the number of days of the Term falling within such calendar year bears to three hundred sixty-five (365) days. Rental under Article 4.l (c) and any other amounts due under this Lease shall be collected pursuant to written notices from Lessor and payment shall be due within thirty (30) days of such notice.

          4.6  Additional Rental.  Lessee shall also pay as additional rental
               -----------------
all such other sums of money (including without limitation parking rental pursuant to Article 20.20) and rental in the initial amount specified in the Summary for use of storage space which may be subject to its availability, separately leased by Lessee. The initial rental shall be $1.00 per square foot per month without services and shall be subject to adjustment in like manner as provided in Article 4.2. as shall become due and payable by Lessee to Lessor, (" Additional Rental"). Such Additional Rental shall not be subject to abatement, set-off or deduction whatsoever, including without limitation all amounts
Lessee shall be responsible for paying pursuant to the terms of Article 7.3 of this Lease. Except for amounts billed to Lessee under the terms of the Work Letter (which shall be payable pursuant to the terms of the Work Letter), Lessee shall pay to Lessor all amounts of Additional Rental within thirty (30) days of Lessee's receipt of a bill therefor. Lessor shall have the same remedies of default for the payment of Additional Rental as are available to Lessor in the payment of Rental. All Rental amounts due under Article 4.1 of this Lease and all amounts of Additional Rental shall be collectively referred to as "Rent".

          4.7  No Deduction or Offer.  Rent shall be paid to Lessor, without
               ---------------------
deduction or offset, in lawful money of the United States of America at Lessor's address as set forth in the Summary or to such other person or at such place as Lessor may from time to time designate in writing. No payment by Lessee or receipt by Lessor of a lessor amount of Rent shall be other than on account of the earliest rental or payment due, nor shall any endorsement or statement on any check or letter accompanying any such check or payment constitute an accord and satisfaction and Lessor may accept any such check or payment or pursue any other remedy under this Lease, at law or in equity.

          4.8  Late Payment and Interest.  If any installment of Rent is not
               -------------------------
paid within five (5) days of the date when due, subject to three (3) days prior written notice, such past due Rent shall bear interest from five (5) days after the due date until paid at the lesser of (a) three per cent (3%) per annum over the prime rate of interest announced from time to time by Wells Fargo National Association, Los Angeles, California. In the event such late charge; is imposed by Lessor for two (2) consecutive months for whatever reason Lessor shall have that option to require that, beginning with the first payment of Rent due following the imposition of the second consecutive late charge. Lessee shall increase the amount of the Security Deposit required under Article 4.9 by one hundred percent (100%) which additional Security Deposit shall be retained by Lessor. This provision shall not relieve Lessee from payment of Rent at the time and in the manner herein specified. The payment by Lessee and receipt by Lessor of the payment charges interest is not a release on waiver by the Lessor of a default by Lessee.

          4.9  Security Deposit.  Upon execution of this Lease, Lessee shall
               ----------------
deposit the amount specified in the Summary as a security deposit ("Security Deposit"), with Lessor. The Security Deposit shall secure Lessee's obligations under this Lease to pay Rent and other monetary amounts, to maintain the Premises and repair damages thereto, to surrender the Premises to Lessor in clean condition and repair upon termination of this Lease and to discharge Lessee's other obligations hereunder. If Lessee fails to perform Lessee's obligations hereunder, Lessor may, but without any obligation to do so, apply all or any portion of the Security Deposit towards fulfillment of Lessee's unperformed obligations. If Lessor does so apply any potion of the Security Deposit, Lessee, upon demand by Lessor, shall immediately pay Lessor a sufficient amount in cash to restore the Security Deposit to the original amount. Lessee's failure to forthwith remit to Lessor an amount in cash sufficient to restore the Security Deposit to the original sum deposited within five (5) days after receipt of such demand shall constitute an Event of Default defined in Article 17). The Security Deposit shall be held by Lessor with liability for interest at the annual rate or five and one-half percent (5.5%) for the time such deposit is held by Lessor. Lessor is entitled to commingle the security deposits with its own funds and the Lessor is not to be deemed a trustee of fiduciary for Lessee in respect of the security deposit. Upon termination of this Lease, if Lessee has then performed all of Lessee's obligations hereunder, Lessor shall return the Security Deposit to Lessee. If Lessor sells or otherwise transfers Lessor's right or interest under this Lease, Lessor may deliver the Security Deposit to the transferee, whereupon Lessor shall be released from any further liability to Lessee with respect to the Security Deposit.


                                   ARTICLE 5
                                   ---------

                            SERVICES AND UTILITIES
                            ----------------------

          5.1  Basic Services.  Lessor shall provide the following Basic
               --------------
Services to the Project on all days during the Lease Term, unless otherwise stated below.

               (a) Subject to all governmental rules, regulations and guidelines applicable thereto, Lessor shall provide heating and air conditioning for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 7:00 a.m. to 6:00 p.m., and on Saturday during the period from 8:00 a.m. to 1:00 p.m. except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day (collectively the "Holidays"). Lessor will provide heating and air conditioning during other time periods as requested by Lessee at a rate not to exceed Lessor's actual cost for Premises.

               (b) Lessor shall provide adequate electrical wiring and facilities and power for normal general office use defined as 5 watts per rentable square foot as depicted in the Preliminary Plan as approved by Lessor and Lessee. Such electrical capacity excludes twenty-four (24) hour HVAC systems as may be required for installation in the Premises by Lessee. Lessor shall replace, as part of Basic Costs, lamps, starters and ballasts for Building standard lighting fixtures within the Premises.

               (c) Lessor shall provide city water from the regular Building outlets for drinking, lavatory and plumbing requirements within the Premises.

               (d) Lessor shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services according to the specifications set forth in Exhibit H.

               (e) Lessor shall provide nonexclusive automatic passenger elevator service at all times.

               (f) Lessor shall provide nonexclusive freight elevator service subject to scheduling by Lessor.

               (g) Subject to Lessee's repair obligations set forth in Article 6 below, Lessor shall operate and maintain, as a Basic Cost Expense, the Project (including the structural components of the Project and the Project's Systems and Equipment) in a first-class manner and condition.

               (h)  Lessor shall maintain as a Basic Cost Expense, twenty-four
(24) hours per day, seven (7) days per week, a reasonable security and supervision program for the Project, which may include, without limitation, security personnel, cameras, roving patrols, a keyboard system and/or any other security measures which Lessor deems appropriate.

          5.2  Over Standard Use.  Lessee shall not, without Lessor's prior
               -----------------
written consent, use heat generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Lessor pursuant to the terms of Section
5.1. If such consent is given, Lessor shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Lessee to Lessor upon billing by Lessor. If Lessee uses water or heat or air conditioning in excess of that supplied by Lessor pursuant to Section 5.1 such special HVAC units to provide twenty-four (24) hour service to specified areas within the Premises. Lessee shall pay to Lessor, upon billing, the actual cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption and Lessor may install devices to separately meter any increased use and in such event Lessee shall pay the increased cost directly to Lessor, on demand, including the cost of such additional metering devices.

          5.3  Interruption of Use.  Lessee agrees that Lessor shall not be
               -------------------
liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water or other fuel at the Project after reasonable effort to do so by any accident or casualty whatsoever by act or default of Lessee or other panics or by any other cause beyond Lessor's reasonable control and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Lessee's use and possession of the Premises or relieve Lessee from paying Rent or performing any of its obligations under this Lease. Furthermore, Lessor shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Lessee's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities unless caused by Lessor's negligence or intentional misconduct. If Lessee's use of the Premises is prevented, either due to an interruption of building services or otherwise rendering the Premises untenantable (e.g. fire or casualty), for a consecutive period of three (3) days or more, resulting in the inability of Lessee to conduct its normal business activities, Lessee's Base Rent. Additional Rent and parking charges shall be abated for the period of time such interruption of services occurs.

          5.4  Additional Services.  Lessor shall also have the exclusive
               -------------------
right, but not the obligation, to provide any additional services which may be requested by Lessee, including, without limitation, locksmithing, lamp replacement for non-Building standard lamps or fixtures, additional janitorial service and additional repairs and maintenance, provided that Lessee shall pay to Lessor upon billing, the actual cost to Lessor of providing such additional services, plus a reasonable administration fee for any service which Lessee is required to pay from time to time hereunder, shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

          5.5  Graphics. Lessor shall provide identification of Lessee's name
               --------
and suite numerals at the main entrance door to the Premises. All graphics of Lessee visible in or from public corridors or the exterior of the Premises, or Project shall be subject to Lessor's reasonable approval. Special graphics, logos and other Lessee graphics may be installed within the Premises at Lessee's expense.

          5.6  Signage. Lessee shall be granted the right to non-exclusive
               -------
space on the Building's Colorado Boulevard monument sign, and or appropriate walls and doors within the Premises, identifying Lessee's presence in the Building. Such signage will be installed at Lessor's expense.

          5.7  Keys and Locks.   Lessor shall furnish Lessee two (2) keys for
               ---------------
each corridor door entering the Premises. Additional keys shall be furnished at a charge by Lessor on an order signed by Lessee. All such keys shall remain the property of Lessor. No additional locks shall be allowed on any door of the Premises without Lessor's prior written permission, and Lessee shall not make or permit to be made any duplicate keys, except those furnished by Lessor. Upon termination of this Lease, Lessee may surrender to Lessor all keys of the Premises, and give to Lessor the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises.



                                   ARTICLE 6
                                   -------

                                    REPAIRS
                                    -------

          6.l  Lessee shall, at Lessee's own expense, keep the Premises (for the purpose of this Article 6.1 Premises shall mean from area below the suspended ceiling and in front of the walls, excluding special Tenant installation e.g. separate HVAC units or computer equipment), including all tenant improvements located within the Premises fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Lessee shall, at Lessee's own expense but under the supervision and subject to the prior approval of Lessor, and within any reasonable period of time specified by Lessor, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Lessor's option, or if Lessee fails to make such repairs. Lessor may, but need not, make such repairs and replacements, and Lessee shall pay Lessor the cost thereof, including an additional three percent (3%) of the cost thereof, as reimbursement to Lessor for all actual overhead, general conditions, fees and other actual costs or expenses arising from Lessor's management and coordination of repairs and replacements. Upon being billed for same, Lessor may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alternations, improvements and additions to the Premises or to the Project or to any equipment located in the Project as Lessor shall desire or deem necessary or as Lessor may be required to do by governmental or quasi-governmental authority or court order or decree. Lessee hereby waives and releases its right to make repairs at Lessor's expense under sections 1941 and 1942 of the California Civil Code or under any similar
                                    ---------------------
law, statute, or ordinance now or hereafter in effect.

                                   ARTICLE 7
                                   ---------

                          ADDITIONS AND ALTERNATIONS
                          --------------------------

          7.1  Lessor's Consent to Alternations.  Lessee may not make any
               --------------------------------
improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Lessor to such Alterations, which consent shall be requested by Lessee not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld, conditioned or delayed, by Lessor. The construction of the initial improvements to the Premises shall be governed by the terms of the Lessee Work Letter Exhibit C to this Lease.

          7.2  Manner of Construction. Lessor may impose as a condition of its
               ----------------------
consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Lessor in its reasonable discretion may deem desirable, including, but not limited to, the requirement that upon Lessor's request, Lessee shall, at Lessee's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Lessee utilize for such purposes only contractors, materials, mechanics and management selected by Lessee and approved by Lessor (which approval shall not be unreasonably withheld, conditioned or delayed): provided, however, that Lessee shall utilize subcontractors of Lessor's selection to perform all work that may affect the Systems and Equipment, structural aspects of the Project, the Base, Sheil and Core, or exterior appearance of the Project or common areas, provided that Lessor shall cause such subcontractors selected by Lessor to charge Lessee for such work in an amount equal to the cost that comparable first-class reputable and reliable subcontractors would have charged Lessee if selected pursuant to competitive bidding procedures. Lessee shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal state, country or municipal code or ordinance and pursuant to a valid building permit issued by the City of Pasadena in conformance with Lessor's construction rules and regulations Lessor's approval of the plans, specifications and working drawings for Lessee's Alterations shall create no responsibility or liability on the part of Lessor for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Lessee shall have the work performed in such manner is not to obstruct access to the Project for any other Lessee of the Project, and is not to obstruct the business of Lessor or other Lesses in the Project, or interfere with the labor force working in the Project. In the event that Lessee makes any Alterations, Lessee agrees to carry "Builder's All Risk" insurance in an amount reasonably approved by Lessor covering the construction of such Alterations, and such other insurance is Lessor may require, it being understood and agreed that all of such Alteration shall be insured by Lessee pursuant to Article 9 immediately upon completion thereof. In addition, Lessor may, in its reasonable discretion, require Lessee to obtain a lien and completion bond or some alternate form of security satisfactory to Lessor in an amount sufficient to ensure the lien-free completion of such Alterations and naming Lessor as a co-obligee. Upon completion of any Alterations, Lessee agrees to cause a Notice of Completion to be recorded in the Office of the Recorder of the County of Los Angeles in accordance with section 3093 of the Civil Code of the State of
                                               ----------
California or any successor statute and Lessee shall deliver to the Building management office a reproducible copy of the "as built" drawing of the Alterations.

          7.3  Payment for Improvements. The cost of all Alterations
               ------------------------
shall be paid Lessee. In the event Lessee orders any Alteration or repair directly from Lessor, or from the contractor selected by Lessor, the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Lessor's option. Upon completion of such work Lessee shall deliver to Lessor, if payment is made directly to contractors, evidence of payment, contractors affidavit; and full and final waivers of all liens for labor, services or materials. If Lessee orders any work directly from Lessor, Lessee shall pay to Lessor an amount sufficient to reimburse Lessor for all ?????? overhead, general conditions fees and other actual costs and expenses arising from Lessor's involvement with such work and for all amounts paid to subcontractors by Lessor. If Lessee does not order any work directly from Lessor, Lessee shall reimburse Lessor for Lessor's reasonable out-of-pocket costs and expenses actually incurred in connection with Lessor's review of and or involvement with such work.

          7.4  Lessor's Property and Fixtures. All Alternations, improvements,
               -------------------------------
fixtures and/or equipment which may be installed or placed in or about the Premises, and all signs, other than those described in Article 5.6 installed in, on or about the Premises from time to time, shall be at the sole cost of Lessee and shall be and become the property of Lessor, except that Lessee may remove any Alterations, improvements, fixtures and/or equipment which Lessee can substantiate to Lessor have not been paid for with any Lessee improvement allowance funds provided to Lessee by Lessor, provided Lessee repairs any damage to the Premises and Project caused by such removal. Furthermore, if Lessor, as a condition to Lessor's consent to any Alterations requires that Lessee remove any Alternations upon the expiration or early termination of the Lease Term. Lessor may by written notice to Lessee prior to the end of the Lease Term, or given upon any earlier termination of this Lease require Lessee at Lessee's expense to remove such, Alterations and to repair any damage to the Premises and Project caused by such removal. If Lessee fails to complete such removal and/or to repair any damage caused by the removal of any Alterations. Lessor may do so and may charge the cost thereof to Lessee. Lessee hereby, indemnifies and holds Lessor harmless from any liability, cost, obligation, expense or claim of lien in any mannerr relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises.


                                   ARTICLE 8
                                   -------

                            COVENANT AGAINST LIENS
                            ----------------------

          8.l Lessee has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Lessee, operation of law or otherwise, to attach to or be placed upon the Real Property, Project or Premises, and any and all liens and encumbrances created by Lessee shall attach to Lessee's interest only. Lessor shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Lessee covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property to the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Lessee or the Premises, and in case of any such lien attaching or notice of any lien. Lessee covenants and agrees to cause in to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event such lien is not released and removed on or before the date notice of such lien is delivered by Lessor to Lessee. Lessor, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fee and costs, incurred by Lessor in connection with such lien shall be deemed. Additional Rent under this Lease and shall immediately be due and payable by Lessee.


                                   ARTICLE 9
                                   -------

                                   INSURANCE
                                   ---------

          9.l  Lessor Coverage.   During the Term. Lessor shall procure and
               ---------------
maintain in full force and effect with respect to the Project a policy or policies of commercial and liability insurance including sprinkler, vandalism and malicious mischief coverage, including earthquake and flood coverage at Lessee's option, and any other endorsements required by the holder of any fee or leasehold mortgage) in an amount that is customarily carrieds by first-class office buildings in Los Angeles. If because of the nature of Lessee's operations the annual premiums charged Lessor for such insurance exceed the standard premium rates or result in increased exposure then Lessee, within thirty (30) days of receipt of appropriate premium invoices, shall reimburse Lessor for such increased amount.

          9.2  Lessee Coverage.
               ---------------

               (a)  Commercial Insurance.   During the Term and at its own
                    --------------------
cost and expense, Lessee shall maintain in full force and effect a policy or policies of special cause of loss form insurance (including sprinkler, vandalism and malicious mischief coverage, including earthquake and flood coverage at Lessee's option and any other endorsements required by the holder of any fee or leasehold mortgage) in an amount adequate to cover damage to the Premises, including without limitation Lessee's Improvements as defined in Exhibit D. Merchandise fixtures, trade fixtures, furniture, furnishings equipment goods, inventory and other personal property located on the Premises or in the Project insuring the full replacement value of such items.

               (b) General Liability. During the Term and at its own cost and
                   -----------------
expense, Lessee shall maintain in full force and effect a policy, or policies of comprehensive commercial general liability insurance insuring Lessee's activities with respect to the Premises. Building and/or Project against loss, damage or liability for personal injury or death of any person or loss or damage to property occurring in, upon or about the Premises, Building and or Project with a combined single limit of One Million Dollars ($1,000,000): such comprehensive commercial general liability insurance shall include broad form contractual liability insurance coverage which shall insure Lessee's performance of the indemnity provisions and elsewhere in this Lease.

               (c)  Workers' Compensation. During the Term and at its own cost
                    ---------------------
and expense. Lessee shall maintain in full force and effect the statutory amount of workers' compensation insurance required by the State of California for the benefit of Lessee's employees, and employer's liability insurance with no less than $1,000,000 per employee per occurence.

               Lessee agrees that if Lessee does not procure and maintain such insurance continuously, Lessor may (but shall not be required to) procure such insurance on Lessee's behalf and Lessee shall pay to Lessor the cost thereof, as Additional Rental within thirty (30) days of Lessee's receipt of a bill therefor.

          9.3  General Insurance Requirements
               ------------------------------

               (a) All insurance required under this Article 9 shall be issued by such good and reputable insurance companies qualified to do and doing business in California and having a rating of not less than "A" or a class rating of not less than "13" and a financial rating of not less than "X" as rate in the most current copy to Best's Insurance report in the form customary to the locality. All such Lessee insurance shall include (i) an endorsement expressly providing that such policies shall not be cancelable or subject to reduction or coverage or otherwise by subject to modification except after thirty (30) days prior written notice to the parties named as insureds in this Article 9, (ii) an endorsement providing that Lessor, its successors, assigns, and nominees holding any interest in the Premises, including without limitation any ground lessor and the holder to any fee or leasehold mortgage, shall be named as additional insureds under such policy of insurance maintained by Lessee pursuant to this Lease, (iii) an endorsement providing that such insurance as is afforded under Lessee's policy in primary as respects lessor and that any other insurance maintained by Lessor is excess and non-contributing with other insurance required under this Article 9, (iv) an endorsement deleting any employee exclusion on personal injury covered, (v) an endorsement including employees as additional insureds, (vi) an endorsement deleting any liquor liability exclusion and (vii) an endorsement providing for coverage of employer's automobile ownership liability. All such insurance shall provide for severability of interests: shall provide that an act or omission of one of the named insureds; and shall not reduce or avoid coverage to the other named insured: and shall afford coverage for all claims based in acts, omissions injury and damage which claims occurred or arose (or the onset of which occurred or arose) in full or in part during the policy period. Expiration of Lessee's policy shall not limit recovery thereunder: "claims made" insurance policies are not acceptable to satisfy Lessee's insurance requirements under this Article 9. Lessee shall furnish to Lessor, upon the Commencement Date and thereafter within thirty (30) days prior to the expiration of each such policy, a Certificate of Insurance and endorsement(s) affording evidence of the above insurance requirements issued by the insurance carrier of each policy of insurance carried by Lessee pursuant hereto.


               (b)  Lessee's Use.     Lessee will not keep, use, sell or
                    ------------
offer for sale in, or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Project. If Lessee is occupancy or business in or on the Premises, whether or not Lessor has consented to the same, results in any increase in premiums for the insurance periodically carried by Lessor with respect to the Project, Lessee shall pay any such increase in premiums as Additional Rental within ten (10) days after being billed thereof by Lessor.

In determining whether increased premiums are a result of Lessee's use of the Premises, a schedule issued by the organization computing the insurance rate on the Project or the Lessee Improvements showing the various components or such rate, shall be conclusive evidence of the several items and changes which make up such rate.

               (c)  Waiver of Subrogation.  Any policy or policies of special
                    ---------------------
cause of loss form and comprehensive commercial general liability insurance, which either party obtains in connection with the Premises, or Lessee's personal property therein, shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Lessor and Lessee hereby waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsements to the extent of the injury or loss covered thereby and agree to obtain such a waiver from their respective insurance carriers and deliver a copy thereof to the other party; each party shall provide written notice to the other party if such waiver is not obtained and shall indemnify, defend and hold the other harmless from all liabilities, penalties, losses, costs, expenses, demands, causes of action, claims, judgments or damages arising from the indemnifying party's failure to obtain such a waiver from its insurance company.


                                  ARTICLE 10
                                  ----------

                            DAMAGE AND DESTRUCTION
                            ----------------------

         10.1  Repair of Damage to Premises by Lessor.  Lessee shall promptly
               --------------------------------------
notify Lessor of any damage to the Premises resulting from fire or any other casualty or condition existing in the Premises as a result of a fire or other casualty that would give rise to the terms of this Article 10. If the Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty or be subject to a condition existing as a result of a fire or other casualty. Lessor shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Lessor's reasonable control, and subject to all other terms of this Article 10, restore the base, shell, and core of the Premises and such common areas to substantially the same condition as existed prior to the casualty, expect for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or any other modifications to the common areas deemed desirable by Lessor, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Lessee may assign to Lessor (or to any party designated by Lessor) all insurance proceeds payable to Lessee under Lessee's insurance required under this Lease, and along with the proceeds received by Lessor from the Tenant Improvement Insurance. Lessor shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Lessee Improvements to their original condition. In connection with such repairs and replacements. Lessee shall, prior to the commencement of construction, submit to Lessor for Lessor's review and approval, all plans, specifications and working drafts relating thereto, and Lessor shall reasonably approve the contractors selected by Lessee to perform such improvement work. Such submittal of plans and construction of improvements shall be performed in substantial compliance with the terms of the Work Letter as though such construction of improvements were the initial construction of the Tenant Improvements. Neither Lessor nor Lessee shall be liable for any inconvenience or annoyance to Lessee or its visitors, or injury to Lessee's business resulting in any way from such damage or the repair thereof: provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Lessee's occupancy. Lessor shall allow Lessee a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for the normal conduct of Lessee's business, and not occupied by Lessee as a result thereof, provided, further, if the Premises is damaged such that the remaining portion thereof is not sufficient to allow Lessee to conduct its operations therefrom. Lessor shall allow Lessee a total abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the normal conduct of Lessee's business, and not occupied by Lessee as a result of the subject damage.

         10.2  Lessor's Option to Repair.  Notwithstanding the terms of
               -------------------------
Section 10.1 of this Lease. Lessor may elect not to rebuild and or restore the Premises and or Project and instead terminate this Lease by notifying Lessee in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Lessee ninety (90) days to vacate the Premises, but Lessor may so elect only if the Project shall be damaged by fire or other casualty or cause whether or not the Premises are affected, and one or more of the following conditions is present: (a) repairs cannot reasonably be completed withinin one hundred twenty (l20) days of the date of damage (when such repairs are made without the payment of overtime or other premiums), (b) the holder of any mortgage on the Building or ground or underlying lessor with respect to the Real Property and or the Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt or shall terminate the ground or underlying lease, as the case may be: or (c) the damage is nor fully covered, except for deductible amounts, by Lessor's insurance policies.

               l0.3   Damage Near End of Term. In addition, in the event that
                      -----------------------
the Premises or the Project is destroyed or damaged to any substantial extent during the last twenty-four (24) months of the Lease Term, Lessor shall have the option to terminate this Lease by giving written notice to Lessee of the exercise of such option within thirty (30) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice Upon any such termination of this Lease pursuant to this Section
10.2. Lessee shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

               10.4   Waiver of Statutory Provisions. The provisions of this
                      ------------------------------
Lease, including this Article l0 constitute an express agreement between Lessor and Lessee with respect to any and all damage to, or destruction of, all or any part of the Premises, the Project or any other portion of the Real Property, and any statute or regulation of the State of California, including, without limitation, sections 1932(2) and 1933(4) of the California Civil Code, with
                                                ---------------------
respect to any rights or obligations concerning damage or destruction in the absence of an express agreement with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Project or any other portion of the Real Property.


                                  ARTICLE ll
                                  ----------

                                  NON-WAIVER
                                  ----------


               11.1 No waiver of any provision of this Lease shall be implied by any failure of Lessor to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by Lessor of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Lessor from Lessee after the termination of this Lease shall in any way alter the length of the Lease Term or of Lessee's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Lessee prior to the receipt of such monies. It being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises. Lessor may receive and collect any Rental due, and the payment of said Rental shall not waive or affect said notice, suit or judgment.


                                  ARTICLE 12
                                  ----------

                                EMINENT DOMAIN
                                --------------

               l2.1   Condemnation and Loss or Damage.  If the whole or
                      -------------------------------
any part of the Premises or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Project, or if Lessor shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation. Lessor shall have the option to terminate this Lease upon ninety (90) days notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired. Lessee shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty
(180) days after the date of such taking Lessor shall be entitled to receive the entire award or payment in connection therewith, except that Lessee shall have the right to file any separate claim available to Lessee for any taking of Lessee's personal property and fixtures belonging to Lessee and removable by Lessee upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Lessor, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable seperately to Lessee. All Rental shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur.

               12.2   Temporary Taking. Notwithstanding anything to the
                      ----------------
contrary contained in this Article 12 in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Lessor shall be entitled to receive the entire award made in connection with any such temporary taking.

               12.3   Total Destruction.  A total destruction of the Project
                      -----------------
shall automatically terminate the Lease.


                                  ARTICLE 13
                                  ----------

                          ASSIGNMENT AND SUBLETTING
                          -------------------------

               l3.1   Transfers.  Lessee shall not, without the prior written
                      ---------
consent of Lessor, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder or permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Lessee and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Lessee shall desire Lessor's consent to any Transfer, Lessee shall notify Lessor in writing, which notice (the "Transfer Notice") shall include:

                      (a) the proposed effective date of the Transfer, which shall not be less then fifteen (15) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice:

                      (b) a description of the portion of the Premises to be transferred (the "Subject Space");

                      (c) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 13.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer; and,


                      (d) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Lessor, which will enable Lessor to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space.

               Lessee shall, thirty (30) days after written request by Lessor, reimburse Lessor for all reasonable costs and expenses (including reasonable attorneys' fees) incurred by Lessor in connection with its review of a proposed Transfer.

               13.2   Lessor's Consent.    Lessor shall not unreasonably
                      ----------------
withhold, condition or delay its
consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Lessor to withhold consent to any proposed Transfer where one or more of the following apply:

                      (a) The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building, or would be a significantly less prestigious occupant of the Project than Lessee:

                      (b) The Transferee intends to use the Subject Space for purposes which are not permitted hereunder.

                      (c) The Transferee is either a governmental agency or instrumentality thereof:

                      (d) The Transfer will result in more than a reasonable and safe number of occupants per floor:

                      (e) The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested:

                      (f) The proposed Transfer would cause Lessor to be in violation of another lease or agreement to which Lessor is a party, or would give an occupant of the Project a right to cancel its lease:

                      (g) The terms of the proposed Transfer will allow the Transferee (subject to Transferee qualifying as an affiliate entity, acquiring entity, related entity, merging entity, or company that has a financial interest in Lessee) to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Lessee (or will allow the Transferee to occupy space leased by Lessee pursuant to any such right):

               13.3   Effect of Transfer.  If Lessor consents to a Transfer,
                      ------------------
(i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Lessee or a Transferee, (iii) Lessee shall deliver to Lessor, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Lessor, (iv) Lessee shall furnish upon Lessor's request a complete statement, certified by an independent certified public accountant, or Lessee's chief financial officer, setting forth in detail the computation of any premium Lessee has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Lessor's consent, shall relieve Lessee or any guarantor of the Lease from liability under this Lease. Lessor or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Lessee relating to any Transfer, and shall have the right to make copies thereof if the premium respecting any Transfer shall be found understated. Lessee shall, within thirty
(30) days after demand, pay the deficiency and Lessor's costs of such audit, and if understated by more than ten percent (10%), Lessor shall have the right to cancel this Lease upon thirty (30) days' notice to Lessee.

               13.4   Transfer Profits.   In the event a sublease of Lessee's
                      ----------------
space results in net rental greater than the Base Rental plus Additional Rental less the unamortized cost of the Lessee Improvements or the costs of any Sublease improvements (costs such as Tenant Improvements or Lease Commissions), such net profits shall be shared fifty percent (50%) by Lessor and fifty percent (50%) by Lessee.

               l3.5   Additional Transfers. For purposes of this Lease, the term
                      --------------------
"Transfer" shall also include: (i) if Lessee is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (l2) month period, or the dissolution of the partnership without immediate reconstitution thereof.

                                  ARTICLE 14
                                  -------

                       SURRENDER OF PREMISES OWNERSHIP
                       -------------------------------
                         AND REMOVAL OF TRADE FIXTURES
                         -----------------------------

               14.1   Surrender of Premises. No act or thing done by Lessor or
                      ---------------------
any agent or employee of Lessor during the Lease Term shall be deemed to constitute an acceptance by Lessor of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Lessor. The delivery of keys to the Premises to Lessor or any agent or employee of Lessor shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Lessor, and notwithstanding such delivery. Lessee shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been property terminated. The voluntary or other surrender of this Lease by Lessee, whether accepted by Lessor or not, or a mutual Termination hereof, shall not work a merger, and at the option of Lessor shall operate as an assignment to Lessor of all subtenancies or subtenancies affecting the Premises.

               14.2   Removal of Tenant Property by Lessee.   Upon the
                      ------------------------------------
expiration of the Lease Term, or upon any earlier termination of this Lease, Lessee shall, quit and surrender possession of the Premises to Lessor in as good order and condition as when Lessee took possession and as thereafter improved by Lessor, reasonable wear and tear and repairs which are specifically made the responsibility of Lessor hereunder excepted. Upon such expiration or termination, Lessee shall, without expense to Lessor, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment free-standing cabinet worked other articles of personal property owned by Lessee or installed or placed by Lessee at its expense in the Premises, and such similiar articles of any other persons claiming under Lessee, as Lessor may, in its sole discretion, require to be removed, and Lessee shall repair at its own expense all damage to the Premises and Project resulting from such removal.


                                  ARTTCLE 15
                                  ----------

                                 HOLDING OVER
                                 ------------

          If Lessee holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Lessor, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred thirty percent (130%), of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Lease shall be construed as consent by Lessor to any holding over by Lessee, and Lessor expressly reserves the right to require Lessee to surrender possession of the Premises to Lessor as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Lease shall not be deemed to limit or constitute a waiver of any other rights or remedies of Lessor provided herein or at law. If Lessee fails to surrender the Premises upon thirty (30) days following the termination or expiration of this Lease, in addition to any other liabilities to Lessor accruing therefrom, Lessee shall protect, defend, indemnify and hold Lessor harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding Lessee founded upon such failure to surrender, and any lost profits to Lessor resulting therefrom.


                                  ARTTCLE 16
                                  ----------

                     ESTOPPEL ATTORNMENT AND SUBORDINATION
                     -------------------------------------

               16.1 Estoppel Certificate. Within ten (10) days after request therefor by either Lessee or Lessor, or if on any sale, assignment or hypothecation by Lessor of Lessor's interest in the Building or the Project, or any part thereof, an Estoppel Certificate shall be required: Lessee or Lessor, as the case may be, shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, and to Lessor, certifying (if such be the case) that this Lease is in full force and effect; the date of Lessee's most recent payment of Rent, and that Lessee has no defenses or offsets outstanding, or stating those claimed by Lessee and any other information reasonably requested.

                      (a) this Lease is in full force and effect without modification, except as may be represented by Lessor;

                      (b) there are no uncured defaults in Lessor's performance and Lessee has no right of offset couterclaim or deduction against Rent hereunder; and,

                      (c) no more than one month's Base Rental has been paid in advance.


               16.2   Attornment.     In the event any proceedings are brought
                      ----------
for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or deed of trust made by lessor, its successors or assigns, encumbering the Premises, or any part thereof, or in the event of termination of a ground lease, if any, and if so requested. Lessee shall attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as Lessor under this Lease.

               16.3   Lease Superior.     The rights of Lessee hereunder are and
                      --------------
shall superior to the lien of such mortgage securing the Building, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Project, and to all advances made or hereafter to be made upon the security. Provided that Lessee is not in default under any of the terms, covenants and conditions of this Lease, neither this Lease nor any of the rights of Lessee hereunder shall be terminated or subject to termination by any trustee's sale, any action to enforce the security or by any proceeding or action in foreclosure. If requested, Lessor and Lessee agrees to execute documentation may be required to further effect the provisions of this Articie 16.


                                   ARTICLE l7
                                   ----------

                               DEFAULTS REMEDIES
                               -----------------

               17.1   Events of Default.  The occurrence of any or the
                      -----------------
following events shall constitute an "Event of Default" on the part of Lessee without notice from Lessor unless otherwise provided:

                      (a)   Vacation or Abandonment.   Vacation or abandonment
                            -----------------------
of the Premises;

                      (b)   Payment.    Failure to pay any installment of
                            -------
Base Rental. Additional Rental or other monies due and payable hereunder upon the date when said payment is due, the failure continuing for a period of five
(5) days;

                      (c)   Performance.   Default in the performance of any of
                            -----------
Lessee's covenants, agreements or obligations hereunder (except default in the payment of Rent), the default continuing for thirty (30) days after written notice thereof from Lessor (provided that Lessee shall continuously and diligently pursue the remedy of such default at all times until such default is cured);

                      (d)   Assignment.   A general assignment by Lessee for the
                            ----------
benefit of creditors;


                      (e)   Bankruptcy. The filing of a voluntary petition by
                            ----------
Lessee, or the filing of an involuntary petition by any of Lessee's creditors seeking the rehabilitation, liquidation or reorganization of Lessee under any law relating to bankruptcy, insolvency or other relief of debtors:

                      (f)   Receivership  The appointment of a receiver or other
                            ------------
custodian to take possession of substantially all of Lessee's assets or of the Premises or any interest of Lessee therein.

               (g)  Insolvency or Dissolution. Lessee shall become insolvent or
                    -------------------------
unable to pay its debts, or shall fail generally to pay its debts as they become due; or any court shall enter a decree or order directing the winding up or liquidation of Lessee or of substantially all of its assets; or Lessee shall take any action toward the dissolution or winding up of its affairs or the cessation or suspension of its use of the Premises; and.

               (h)  Attachment.  Attachment, execution or other judicial
                    ----------
seizure of substantially all of Lessee's assets or the Premises or any interest of Lessee under this Lease.

          l7.2  Lessor's Remedies.  If an Event of Default shall occur, at any
                -----------------
time thereafter and without limiting Lessor in the exercise of any other right or remedy at law or in equity, Lessor may elect any of the following remedies:

               (a)  Continuation of Lease.  Notwithstanding Lessee's breach
                    ---------------------
of the Lease and abandonment of the Premises, Lessor may continue the Lease in full force and effect and enforce all of the Lessor's rights and remedies under the Lease, as provided by California Civil Code section 1951.4. including the
                                     ----------
right to recover rents as it becomes due, so long as Lessor does not terminate Lessee's right to possession. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. At any time subsequent to vacation or abandonment of the Premises by Lessee, Lessor may give notice of termination and shall thereafter have all of the rights set forth in Article 17. ??(b) below.

               (b)  Termination. So long as the default continues Lessor shall
                    -----------
have the right to terminate this Lease by written notice to Lessee setting forth: (i) the default: (ii) the requirements to cure it and (iii) a demand for possession, which shall be effective upon the later of three (3) days after it is given or the expiration of the times specified in Article 17.l hereinabove.

               (c)  Possession.  Following termination of the Lease under
                    ----------
Article 17.2(b) and without prejudice to any other remedies Lessor may have by reason of Lessee's default or of such termination. Lessor may then or at anytime thereafter: (i) peaceably re-enter the Premises or any part thereof upon voluntary surrender by Lessee or expel or remove Lessee therefrom and any other persons occupying them, using such legal proceedings as are then available: (ii) repossess and enjoy the Premises, or relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term) at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises: and (iii) remove all personal property therefrom, store such personal property at Lessee's expense and sell property and apply the proceeds therefrom pursuant to applicable California law, all as attorney-in-fact for Lessee. Lessee shall not be entitled to any reimbursement for the unamortized cost of Lessee Extra Work.

               (d)  Recovery. Following termination under Article 17 2(b) above
                    --------
Lessor shall have all the rights and remedies to recover from Lessee damages as provided by California Civil Code section 1951.2 (or any successor law)
                       ----------
including without limitation: (i) the worth at the time of the award of the unpaid Rent and other amounts which had been earned at the time of termination:
(ii) the worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the amount of such Rent loss that Lessee proves could have been reasonably avoided: (iii) the worth at the time of the award of the amount by which the unpaid Rent loss Lessee proves could be reasonably avoided: and (iv) any other amount necessary to compensate Lessor for all detriment approximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of the award" of the amounts referred to in (i) and (ii) are computed by allowing interest at the rate of three percent (3%) per annum over the prime rate of interest announced by Wells Fargo Bank, National Association Los Angeles, California applicable to the time of award, but not to exceed the highest rate legally permissible at the time of the award. The
"worth at the time of the award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

               (e)  Receivership.  Upon application by Lessor, Lessor may have a
                    ------------
receiver appointed for Lessee to take possession of the Premises and to apply all rental collected from the Premises and to exercise all other rights and remedies granted to Lessor as attorney-in-fact for Lessee pursuant to Article 17.2(c) above.

               (f)  Additional Remedies. In addition to the foregoing remedies
                    -------------------
so long as this Lease is not terminated, Lessor shall have the right to remedy any default of Lessee, to maintain or improve the Premises without terminating the Lease, to incur expenses on behalf of Lessee in seeking a new subtenant or to cause a receiver to be appointed to administer the Premises and new or existing subleases, and to add to the Rent payable hereunder all of Lessor's reasonable costs in doing so, with interest at the maximum rate set by statute. Lessor may pursue any and all other remedies available to Lessor at law or in equity, by statute or otherwise.

               (g)  Other Breaches. If Lessee causes or threatens a breach of
                    --------------
any of the covenants, agreements, terms or conditions contained in this Lease, Lessor shall be entitled to retain all sums held by Lessor for Lessee's account or in any account provide for herein to enjoin such breach or threatened breach, and to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings and other remedies were not provided for in this Lease.

               (h)  Cumulative.  Each right and remedy of Lessor provided for in
                    ----------
this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or beginning of the exercise by Lessor of any one or more of the rights or remedies provided for in this Lease, or nor or hereafter existing at law or in equity or by, statute or otherwise, shall not preclude the simultaneous or later exercise by Lessor of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or statute or otherwise.

               (i)  No Waiver. Notwithstanding, no failure by Lessor to insist
                    --------
upon the strict performance of any term hereof or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial payment of Rent during the continuance of any such breach shall constitute a waiver of any such breach or of any such term. Efforts by Lessor to mitigate the damages caused by Lessee's breach of this Lease shall not be construed to be a waiver of Lessor's right to recover damages under this Article l7. Nothing in this Article 17 affects the right of Lessor to be indemnified and/or held harmless by Lessee in accordance with the provisions of this Lease for liability arising prior to the termination of this Lease for personal injuries or property damage.

                                  ARTICLE 18
                                  ----------

                                   GRAPHICS
                                   --------

          18.1    In General.  Lessee shall be entitled, at Lessor's cost,
                  ----------
building standard to identification signage outside of Lessee's Premises on the floor on which Lessee's Premises are located. The location, quality, design, style, lighting and size of such signage shall be consistent with the Lessor's Building standard signage program and shall be subject to Lessor's prior written approval, in its sole discretion. Upon the expiration or earlier termination of this Lease, Lessee shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal.

          l8.2    Building Directory.  At Lessor's cost Lessee shall be
                  -------------------
entitled to utilize up to tyventy (20) lines on the office building directory to display Lessee's name and location in the Project.

          l8.3    Prohibited Signage and Other Items. Any signs, notices, logos,
                  ----------------------------------
pictures, names or advertisements which are installed and that have not been individually approved by Lessor may be removed without notice by Lessor at the sole expense of Lessee. Lessee may not install any signs on the exterior or roof of the office building or the common areas of the Project. Any signs, window coverings, or blinds (even if the same are located behind the Lessor approved window coverings for the office building), or other items visible from the exterior of the Premises are subject to the prior approval of Lessor, in its sole discretion.


                                  ARTICLE 19
                                  -------

               LESSOR'S RIGHT TO CURE DEFAULT PAYMENTS BY LESSEE
               -------------------------------------------------

          l9.l    Lessor's Cure.  All covenants and agreements to be kept or
                  -------------
performed by Lessee under this Lease shall be performed by Lessee at Lessee's sole cost and expense and without any reduction of Rent. If Lessee shall fail to perform any of its obligations under this Lease within a reasonable time after such performance is required by the terms of this Lease. Lessor may, but shall not be obligated to, after reasonable prior notice to Lessee make any such payment or perform any such act on Lessee's part without waiving its right based upon any default of Lessee and without releasing Lessee from any obligations hereunder.

          19.2    Lessee's Reimbursement. Except as may be specifically provided
                  ----------------------
to the contrary in this Lease, Lessee shall pay to Lessor, within fifteen (15) days after delivery by Lessor to Lessee of statements therefor:(i) sums equal to expenditures reasonably made and obligations incurred by Lessor in connection with the remedying by Lessor of Lessee's defaults pursuant to the provisions of Section 17.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 9 of this Lease: and (iii) sums equal to all expenditures made and obligations incurred by Lessor in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Lessor under this Lease or pursuant to law, including, without limitation all legal fees and other amounts so expended. Lessee's obligations under this
Section 19.2 shall survive the expiration or sooner termination of the Lease
Term.


                                  ARTICLE 2O
                                  -------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          20.1   Terms. The necessary grammatical changes required to make the
                 -----
provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require shall in all cases be assumed as though in each case fully expressed.

          20.2   Binding Effect.  Each of the provisions of this Lease shall
                 --------------
extend to and shall, as the case may require, bind or inure to the benefit not only of Lessor and of Lessee, but also of their respective successors or assigns.

          20.3   Easements. Lessor reserves the right to: (i) alter the
                 ---------
boundaries of the Lot: and, (ii) grant easements on the Lot and dedicate for public use portions thereof without Lessee's consent: provided, however, that no such grant or dedication shall materially interfere with Lessee's use of the Premises.

          20.4   No Light Air or View Easement.  Any diminution or shutting off
                 -----------------------------
of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Project shall in no way affect this Lease or impose any liability on Lessor.

          20.5   Authorization. If Lessee executes this Lease as a corporation
                 -------------
or partnership, then Lessee and the persons executing this Lease on behalf of Lessee, represent and warrant that such entity is duly qualified to do business in California and that the individuals executing this Lease on Lessee's behalf are duly authorized to execute and deliver this Lease on its behalf. In the case of a corporation, in accordance with a duly adopted resolution of the board of directors of the Lessee, a copy of which is to be delivered to Lessor on execution hereof, and in accordance with the by-laws of Lessee and that this Lease is binding upon Lessee in accordance with its terms, and in the case of a partnership agreement and the most current amendment thereto, if any, copies of which are to be delivered to Lessor with the execution hereof.

          20.6    Accord and Satisfaction. No payment by Lessee or receipt by
                  -----------------------
Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

          20.7    Peaceful Enjoyment.  Subject to the other terms hereof. Lessee
                  ------------------
shall and may peacefully have hold and enjoy the Premises, provided that Lessee pays the Rent and other sums herein to be paid by Lessee and performs all of Lessee's covenants and agreements contained herein. It is understood and agreed that this covenant and any and all other covenants of Lessor contained in this Lease shall be binding upon Lessor and its successors only with respect to breaches occurring when Lessor has an ownership interest in the Project, and shall be binding on Lessor's successors only with respect to breaches occurring when such successors have an ownership interest in the Project. Lessor will provide, upon execution of the Lease, a commercially reasonable non-disturbance agreement from the Project lender recognizing Lessee's rights to the leased premises.

          20.8    Limitation of Lessor's Liability.  The obligations of Lessor
                  --------------------------------
under this Lease shall not constitute personal obligations of the partners, directors, officers or shareholders of Lessor, and Lessee shall look solely to the real estate that is the subject of this Lease and to no other assets of Lessor for satisfaction of any liability in respect of this Lease and shall not seek recourse against the partners, directors, officers or shareholders of Lessor or any of their personal assets for such satisfaction.

          20.9    Time, Calendar Year: Calendar Days.  Time is of the essence in
                  ----------------------------------
the performance of all obligations under this Lease. As used in this Lease, the term "calendar year" shall mean January l through December 3l. Except as otherwise expressly provided herein, all references to days in this Lease shall mean calender days, not working or business days: provided, however, that if a certain date falls on a weekend or holiday, the next business day shall be substituted for the applicable date.

          20.10   Professional Fees. In any action or proceeding which Lessor or
                  -----------------
Lessee may be required to prosecute to enforce its respective rights hereunder,the unsuccessful parties therein shall pay all costs and expenses incurred by the prevailing party therein, including without limitation actual professional fees such as appraisers, accountants and reasonable attorneys' fees and expenses, to be fixed by the court, and such costs and attorneys' fees and expenses shall be made a part of the judgment in such action. In any situation in which a dispute is settled other than by action or proceeding, including a default by Lessee, Lessee shall pay all Lessor's costs and, attorney's fees and expenses relating thereto.

          20.11   Severability.  If any term or provisions of this Lease, or the
                  ------------
application thereof to any person or circumstance, the deletion of which shall not adversely affect the receipt of any material benefit of Lessor or Lessee, shall be invalid, void or unenforceable to any extent, the remainder of this Lease, and the application of such terms or provisions to other persons or circumstances, shall not be affected, impaired or invalidated thereby and shall be enforced to the greatest extent permitted by law.


          20.12   Applicable Law.  This Lease, and the rights and obligations of
                  --------------
the parties hereto, shall be construed and enforced in accordance with the laws of the State of California.

          20.13   Submission of Lease.  The submission of this document for
                  -------------------
examination and negotiation neither constitutes an offer to lease, nor a reservation of, nor option for leasing the Premises. This document shall become effective and binding only upon execution and delivery by Lessor. No act or omission of any employee or agent of Lessor or of Lessor's broker or managing agent shall alter, change or modify any of the provisions hereof.

          20.14   Rules and Regulations   At all times during the Term. Lessee
                  ---------------------
shall comply with rules and regulations (and such amendments as Lessor may reasonably adopt) for the Project as set forth in Exhibit F attached hereto and by this reference made a part hereof ("Rules and Regulations").

          20.15   No Nuisance.  Lessee shall conduct it's business and control
                  -----------
its agents, employees, invitees and visitors in such a manner as not to create any nuisance or interfere with, annoy or disturb any other tenant or Lessor in its operation of the Building.

          20.16   Broker.  Lessee warrants that it has had no dealings with any
                  ------
real estate broker or agent other than Lessee's Broker set forth in the Summary ("Broker") in connection with the negotiation of this Lease, and that it knows of no other real estate broker or agent other than Lessee's Broker, who may be entitled to any commission or finder's fee in connection with this Lease. Lessee hereby indemnifies, defends, protects and holds Lessor harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgements, costs and expenses with respect to any leasing commission or equivalent compensation alleged to be owing on account of Lessee's dealings with any real estate broker or agent other than Broker as set forth in Broker's separate agreement with Lessor.

          20.17   Lessor's Right to Perform.   Upon Lessee's failure to perform
                  -------------------------
any obligation of Lessee hereunder, subject to notice and reasonable period of time, including without limitation, payment of Lessee's insurance premiums or charges of contractors who have supplied materials or labor to the Premises. Lessor shall have the right to perform such obligation of Lessee on behalf of Lessee and, or to make payment on behalf of Lessee to such parties. Lessee shall reimburse Lessor the reasonable cost of Lessor's performing such obligation on Lessee's behalf, including any amounts that may be expended by Lessor, plus interest at the rate set forth in Article 4.6 for past due installments of Rent, as Additional Rental.

           20.18  Modification for Lender.  If, in connection with obtaining
                  -----------------------
construction interim or permanent financing for the Project, the lender or any ground lessor shall request reasonable modifications in this Lease as a condition to such financing. Lessee will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Lessee hereunder or materially adversely affect the leasehold interest hereby created or Lessee's rights hereunder.

          20.19   Recording.  Neither Lessor nor Lessee shall record this Lease
                  ----------
nor a short form memorandum thereof without the written consent of the other.

          20.20   Parking Facilities
                  ------------------

                  (a) The Garage is available for the use of tenants of the Project and their visitors and customers. All parking rights are subject to the rules, regulations, charges, rates, validation and identification systems set forth by Lessor from time to time. Lessor may restrict certain portions of the Garage for the exclusive use of one or more tenants of the Project and may designate other areas to be used at large only by customers and visitors of tenants of the Project. Lessor reserves the right to delegate the operation of the Garage to a parking operator which shall be entitled to all of the obligations and benefits of Lessor.

                  (b) During the Lease Term Lessee shall have the right in common with other tenants of the Project to rent use the number of undesignated spaces in the Garage specified in the Summary Information: additional parking spaces for Lessee's customers and visitors may be allowed at Lessor's option, and as further provided in the Summary, subject to availability. Lessee shall pay to Lessor as Additional Rental the parking space rental specified in the Summary Information, which amount is the charge currently in effect for the rental use of such parking facilities. Notwithstanding the foregoing. Lessor reserves the right, from time to time, to make reasonable changes in, additions to and deletions from the parking facilities and the purposes to which the same may be devoted, provided that Lessor does not permanently reduce the number of Lessee's parking spaces specified above. Furthermore, Lessor reserves the right, from time to time, to make changes in the rental for such parking facilities based upon the fair market value of such parking facilities as determined solely by Lessor or governmental authorities.

                  (c) Lessor shall have the right to cause to be removed any vehicles of Lessee, its customers or visitors that are parked in violation of this Lease or in violation of the Rules and Regulations of the

Building without liability of any kind to Lessor and Lessee agrees to indemnify, defend, protect and hold Lessor harmless from and against any and all claims, losses, damages, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) asserted or arising with respect to or in connection with the removal of any such automobile(s) as aforesaid. Lessor shall not be liable for any claims, losses, damages, expenses or demands with respect to any vehicles of Lessee, its customers or visitors that are parked in the Garage, except for such loss or damage as may be caused by Lessor's gross negligence or willful misconduct, and Lessee agrees to indemnify, defend, protect and hold Lessor harmless from and against any such claim, loss, damage, demand, cost or expense (including without limitation reasonable attorneys' fees and expenses). From time to time, upon request of Lessor, Lessee shall supply Lessor with a list of license plate numbers of all automobiles owned by its employees and agents granted parking privileges.

          20.2l    No Merger.     The voluntary' or other surrender of this
                   ---------
Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and at the option of Lessor shall terminate all or any existing assignments, sublessees, or subtenancies, or at the option of Lessor may operate as an assignment to it of any or all such assignments, subleases or subtenancies.

          20.22    Amendment.     Except as otherwise provided herein,
                   ---------
no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless in writing and executed by Lessor and Lessee.

          20.23    Financial Statements.     No more often than once per annum.
                   --------------------
Lessee shall upon twenty (20) days prior written notice from Lessor provide Lessor with a most recent annual financial statement. Such statements shall be prepared in accordance with generally accepted accounting principles.

          20.24    Hazardous Substances: Indemnification.
                   -------------------------------------

                   (a) Except for general offices supplies typically used in an office area in the ordinary course of business, such as copier toner, liquid paper, glue, ink, and cleaning solvents, for use in the manner for which they were designed, in such amounts as may be normal for the office business operations conducted by Lessee in the Premises, neither Lessee nor its agents, employees, contractors, licensees, sublesses, assignees, concessionaires or invitees shall use, handle, store or dispose of any Hazardous Substances in, on, under or about the Premises or the Project. Except for Hazardous Substances customarily used in connection with general office uses. Lessee shall not cause or permit any Hazardous Substance to be used, stored, generated or disposed of on or in the Building or the Premises by Lessee. Lessee's agents, employees, contractors, or invitees without first obtaining Lessor's written consent. If any Hazardous Substances are used, stored, generated, or disposed of on or in the Premises including those customarily used in connection with general office uses, or if the Premises become affected by any release or discharge of a Hazardous Substance. Lessee shall, if caused by a violation of the above, indemnify, defend and hold harmless the Lessor from and against any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, or any damages caused by a diverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant, and expert fees) arising during or after the term of this Lease and arising as a result of such contamination, release or discharge. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any clean-up, remediation, removal, or restoration mandated by federal, state or local agency or political subdivision. Without limitation of the foregoing, if Lessee causes or permits the presence of any Hazardous Substance on the Premises and the same results in any contamination, release or discharge. Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the conditions existing prior to the presence of any such Hazardous Substance on the Premises. Lessee shall first obtain Lessor's approval for any such remedial action. Furthermore, Lessee shall immediately notify Lessor of any inquiry, test, investigation or enforcement proceeding by or against Lessee or the Property concerning the presence of any Hazardous Substance. Lessee acknowledges that Lessor, at Lessor's election, shall have the sole right, at Lessee's expense, to negotiate, defend, approve and appeal any action taken or order issued by any governmental authority with regard to any Hazardous Substance contamination which Lessee is obligated hereunder to remediate.

                    (b) Lessor represents and warrants that Lessor has nor knowingly used or permitted the use of any portion of Lessee's Premises, the Project or Garage to be used in violation of any governmental law ordinances, regulations or orders relating to environmental conditions including but not limited to asbestos, soil and ground water conditions and Hazardous Materials.

                    (c) As used herein. "Hazardous Substance" means asbestos, any petroleum fuel, polychorobiphenyls ("PCBs") and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States government, including, but not limited to, any material or substance defined as a "hazardous waste", "extremely" hazardous waste", "restricted hazardous waste", "hazardous substances", "hazardous material" or "toxic pollutant" under the California Health and Safety Code and/or under the Comprehensive Environmental Response, Compensation and Liability Act. 42. U.S.C. section T9901, et. seq.

          20.25     No Warranty.   In executing and delivering this Lease,
                    -----------
Lessee has not relied on any representation including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Lessor is furnishing the same services to other Lessees, at all, on the same level or on the same basis or any warranty or any statement of Lessor which is not set forth herein or in one or more of the exhibits attached hereto.

          20.26     Entire Agreement.  It is understood and acknowledged that
                    ----------------
there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Lessor to Lessee with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Lessor and Lessee in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

          20.27     Force Majeure.   Any prevention, delay or stoppage due to
                    -------------
strikes, lockouts, labor disputes, Acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Lessee pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

           20.28    Waiver of Redemption.  Lessor hereby waives for Lessee and
                    --------------------
for all those claiming under Lessee all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ. Lessee's right of occupancy of the Premises after any termination of this Lease.

          20.29     Joint and Several. If there is more than one Lessee, the
                    -----------------
obligations imposed upon Lessee under this Lease shall be joint and several.

          20.30     Attorneys' Fees.  If either party commences litigation
                    ---------------
against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder. In the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

          20.31     Independent Covenants. This Lease shall be construed as
                    ---------------------
though the covenants herein between Lessor and Lessee are independent and not dependent and Lessee hereby expressly waives the benefit of any statute to the contrary and agrees that if Lessor fails to perform its obligations set forth herein, Lessee shall not be entitled to make any repairs or perform any acts hereunder at Lessor's expense or to any set-off of the Rent or other amounts owing hereunder against Lessor: provided, however, that the foregoing shall in no way impair the right of Lessee to commence a separate action against Lessor for any violation by Lessor of the provisions hereof so long as notice is first given to Lessor and any holder of a mortgage or deed of trust covering the Building. Real Property or any portion thereof, of whose address Lessee has therefore been notified, and an opportunity is granted to Lessor and such holder to correct such violations as provided above.

          20.32     Project Name and Signage.  Lessor shall have the right at
                    ------------------------
any time to change the name of the Project and to install, affix and maintain any and all signs on the exterior and on the interior of the Project as Lessor may, in Lessor's sole discretion, desire.

          20.33     Transportation Management.    Lessee shall fully comply with
                    -------------------------
all present or future programs intended to manage parking, transportation or traffic in and around the Project, and in connection therewith. Lessee shall take responsible action for the transportation, planning and management of all employees located at the Premises by working directly with Lessor, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Lessee. (ii) increased vehicle occupancy; (iii) implementation of an in-house ride-sharing program and an employee transportation coordinator:
(iv) working with employees and any Project or area-wide ride-sharing program manager: (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to ride-share: and (vi) utilizing flexible work shifts for employees.

          20.34     No Discrimination.    Lessee covenants by and for itself,
                    -----------------
its heirs, executors, administrators and assigns, and all persons claiming under or through Lessee, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry, or national origin in the leasing, subleasing, transferring, use or employment of the Premises, nor shall Lessee itself, or any person, use claiming under or through Lessee, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or vendees in the Premises.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be executed the day and date first above written.

"Lessor":

BPG PASADENA, L.L.C.,
a Delaware Limited Liability Company


[SIGNATURE ILLEGIBLE]
-----------------------------------
     Its:   Managing Member
         --------------------------


"Lessee":

CITY SEARCH, INC.,
a Delaware Corporation


   /s/ Bradley Ramberg
By:----------------------------------

     Its:  Chief Financial Officer
         ----------------------------

                                   EXHIBIT A
                                   ---------

                         790 EAST COLORADO BOULEVARD
                         ---------------------------

                               LEGAL DESCRIPTION
                               -----------------



All the certain real property located in the County of Los Angeles. State of California, described as follows:

APN 5734-013-022



PARCEL l OF THE PARCEL MAP NO.12432. IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. AS PER MAP RECORDED IN BOOK 138, PAGES 66 AND 67 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.



                              EXHIBIT A - PAGE 1

                                   EXHIBIT B
                                   ---------

                         790 EAST COLORADO BOULEVARD
                         ---------------------------

                       OUTLINE OF FLOOR PLAN OF PREMISES
                       ---------------------------------

                          (TO BE PROVIDED BY LESSOR)

                              EXHIBIT B - PAGE 1

                                   EXHIBIT B
                                   ---------

                             790 E. COLORADO BLVD.

                       [SECOND FLOOR PLAN APPEARS HERE]

                                   EXHIBIT C
                                   ---------

                          790 EAST COLORADO BOULEVARD
                          ---------------------------

                                  WORK LETTER
                                  -----------

  This Work Letter shall set forth the terms and conditions relating to the construction of the Lessee improvements in the Premises. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All capitalized terms used but not defined herein shall have the meanings given such terms in this Lease. All references in this Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 20 of this Lease to and of which this Work Letter forms a part. All references in this Work Letter to Sections of "this Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Work Letter.

                                   AGREEMENT
                                   ---------

                                   SECTION l
                                   ---------

                 DESIGN AND CONSTRUCTION OF LESSEE IMPROVEMENTS
                 ----------------------------------------------

     1.l   Construction Drawings for Lessee Improvements.  Prior to the
           ---------------------------------------------
execution of this Lease, Lessor and Lessee have approved a detailed space plan and supplemental specifications for the construction of certain improvements in the Premises a copy of which is included as Exhibit D to the Lease (the "Final Space Plan"). Based upon and in conformity with the Final Space Plan. Lessor shall cause its architect and engineers to prepare and deliver to Lessee, for Lessee's reasonable approval, detailed specifications and engineered working drawings for the Lessee improvements shown on the Final Space Plan (the "Working Drawings"). To the extent that the finishes and specifications are not completely set forth in the Final Space Plan for any portion of the Lessee improvements depicted thereon, the actual specifications and finish work shall be in accordance with the specifications for the building's standard improvement package items, as determined by Lessor. Within three (3) days after Lessee's receipt of the Working Drawings. Lessee shall approve or disapprove the same, which approval shall not be unreasonably withheld; provided, however, that Lessee may only disapprove the Working Drawings to the extent such Working Draw ings are inconsistent with the Final Space Plan and only if Lessee delivers to Lessor, within such thirty (30) day period, specific changes proposed by Lessee which are consistent with the Final Space Plan and do not constitute changes which would result in any of the circumstances described in items (i) through the below. If any such revisions are timely and properly proposed by Lessee, Lessor shall cause its architect and engineers to revise the Working Drawings to incorporate such revisions and submit the same for Lessee's approval in accordance with the foregoing provisions and the parties shall follow the foregoing procedures for approving the Working Drawings until the same are finally approved by Lessor and Lessee. Upon Lessor's and Lessee's approval of the Working Drawings, the same shall be known as the "Approved Working Drawings". Once the Approved Working Drawings have been approved by Lessor and Lessee. Lessee shall make no changes or modifications thereto without the prior written consent of Lessor, which consent may be withheld in Lessor's sole discretion if such change or modification would: (i) directly or indirectly delay the "Substantial Completion", as that term is in defined section 5 below, of the Premises: (ii) increase the cost of designing or constructing the Lessee Improvements above the cost of the Lessee Improvements depicted in the Final Space Plan: (iii) be of a quality lower than the quality of the standard improvement package items for the office building; and or (iv) require any changes to the Base, Shell and Core of the Project. The Lessee improvements shown on the Approved Working Drawings, excluding any of Lessee's furniture, computer systems, telephone systems, equipment or other personal property which may be depicted thereon, shall be referred to herein as the "Lessee Improvements".

     1.2  Limitation on Lessor's Liability. Lessor's submittal and/or approval
          --------------------------------
of the Final Space Plan. Working Drawings and Approved Working Drawings (collectively, the "Construction Drawings") as set forth in this Section 5 shall not imply Lessor review of the same, or obligate Lessor to review the same for quality, design, compliance with codes or other like matters.

                                   EXHIBIT B
                                   ---------

                  [790 E. COLORADO BLVD. -- THIRD FLOOR PLAN]

                                   SECTION 2
                                   ---------

                 CONSTRUCTION COSTS AND OVER-ALLOWANCE AMOUNT
                 --------------------------------------------

    Lessor and Lessee hereby agree that Lessor shall at Lessor's sole cost and expense, improve Lessee's Premises consistent with the space plan developed by City Spaces and approved by CitySearch. The intention of the parties herein is to develop at Landlord expense, standard professional office space in all areas of Lessee's Premises except for the Computer Room. Specifically, Lessor shall at Lessor's sole cost and expense provide all necessary improvements to the Premises, including but not limited to, suspended ceilings, lighting, walls, doors, floor coverings, furniture low wall partition systems, telecommunications, cabling, fourplex electrical outlets (as required), a men's & women's shower facility, and breakroom including sink coffee and storage area. Lessor shall also build the demised area for the Computer Room consistent with buildings standards for the Premises. Lessee, at Lessee's sole cost and expense shall be responsible for the development of the Computer Room beyond building standard including any additional air conditioning units, fire suppression systems, floor support system, etc.


                                   SECTION 3
                                   ---------

                    CONTRACTOR'S WARRANTIES AND GUARANTIES
                    --------------------------------------

     Lessor will, upon completion of the Lessee Improvements and Lessee's acceptance of the Premises, assign to Lessee all warranties and guaranties by the contractor who constructs the Lessee Improvements (the "Contractor") relating to the Lessee Improvements, and Lessee hereby waives all claims against Lessor relating to, or arising out of the construction of the Lessee Improvements except to extent of Lessor's cross negligence or willful misconduct.

                                   SECTION 4
                                   ---------

                              LESSEE'S COVENANTS
                              ------------------

     Lessee shall use its good faith efforts to cooperate with Lessor to cause a Notice of Completion to be recorded in the Office of the Recorder of the County of Los Angeles in accordance with section 3093 of the Civil Code
                                                                    ----------
of the State of California or any successor statute, including the execution of any appropriate documents if necessary; provided, however, Lessor may itself execute and file the same on behalf of Lessee as Lessee's agent for such purpose

                                   SECTION 5
                                   ---------

                     COMPLETION OF THE LESSEE IMPROVEMENTS:
                     --------------------------------------
                            LEASE COMMENCEMENT DATE
                            -----------------------

     Except as provided in this Section 5, the Lease Commencement Date shall occur as set forth in the Summary and Article 3 of this Lease. For purposes of this Lease "Substantial Completion" of the Premises shall occur upon the completion of construction of the Lessee Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any Lessee fixtures, work-stations, built-in furniture, or equipment to be installed by Lessee or under the supervision of a Contractor. If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Lease Commencement Date as set forth in the Summary of this Lease as a result of:

     5.1 Lessee's failure to timely approve any matter requiring Lessee's approval:

     5.2  A breach by Lessee of the terms of this Work Letter or this Lease;

                              EXHIBIT C - PAGE 2

    5.4 Lessee's request for changes in any of the Construction Drawings, the changes of which result in added time to the construction schedule:

    5.5 Lessee's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time (given the anticipated Lease Commencement Date as set forth in this Lease) or which are different than Lessor's standard improvement package items for the office building:

    5.6 Any other acts or omissions of Lessee, or its agents, or employees except for computer room; then, notwithstanding anything to the contrary set forth in this Lease or this Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Lease Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred pursuant to the Summary if no Lessee Delay or delays, as set forth above had occurred.

                                   SECTION 6
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     6.1  Lessee's Entry Into the Premises Prior to Substantial Completion.
          ----------------------------------------------------------------
Provided that Lessee and its agents do not interfere with Contractor's work in the Project and the Premises. Contractor shall allow Lessee access to the Premises prior to the Substantial Completion of the Premises for the purpose of Lessee installing over-standard equipment or fixtures ( including Lessee's data and telephone equipment, wall and floor coverings, security systems and millwork) in the Premises. Prior to Lessee's entry into the Premises as permitted by the terms of this Section 6.1. Lessee shall submit a schedule to Lessor and Contractor, for their approval, which schedule shall detail the timing and purpose of Lessee's entry. Lessee shall hold Lessor harmless from and indemnity, protect and defend Lessor against any loss or damage to the Project or Premises and against injury to any persons caused by Lessee's actions pursuant to this Section 6.1.

     6.2  Freight Elevators.  Lessor shall, consistent with its obligations to
          -----------------
other tenants of the Project, and subject to the needs of Lessor with respect to Lessor's construction work in the Project, make the freight elevator reasonably available to Lessee in connection with initial decorating, furnishing and moving into the Premises.

     6.3  Lessee's Representative. Lessee has designated Bradley Ramberg as its
          -----------------------
sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Lessor, shall have full authority and responsibility to act on behalf of the Lessee as required in this Work Letter.

     6.4  Lessor's Representative. Lessor has designated Michael D. Barker as
          -----------------------
its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Lessee, shall have full authority and responsibility to act on behalf of the Lessor as required in this Work Letter.

     6.6  Time of the Essence in This Work Letter. Unless otherwise indicated,
          ---------------------------------------
all references herein to a " number of days" shall mean and refer to calendar days. In all instances where Lessee is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Lessor's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Lessee and the next succeeding time period shall commence.

     6 7. Lessee's Material Default. Notwithstanding any provision to the
          -------------------------
contrary contained in this Lease, if an event of default as described in
Article 17 of this Lease, or a default by Lessee under this Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Lessor pursuant to this Lease, Lessor shall have the right to cause Contractor to cease the construction of the Premises (in which case, Lessee shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Work Letter), and (ii) all other obligations of Lessor under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease.

                              EXHIBIT C - PAGE 3

                                   EXHIBIT D
                                   ---------


                         790  EAST COLORADO BOULEVARD
                         ----------------------------

                           LESSEE'S FINAL SPACE PLAN
                           -------------------------

                                   EXHIBIT E
                                   ---------



                          790 EAST COLORADO BOULEVARD
                          ---------------------------

                          NOTICE OF LEASE TERM DATES
                          --------------------------


To:  City Search, Inc.                    Date: September ____, 1996
     4502 Dyer Street, Suite 201
     La Crescenta, CA 91214


Re: Office Lease dated ____________________, 19___, between BPG Pasadena, L.L.C., Lessor, and, CitySearch. Inc., Lessee. concerning Suite 200, located at 790 East Colorado Boulevard, Pasadena, California 91101.


In accordance with the subject Lease, we wish to advise you and/or confirm as follows:

l. The Premises have been accepted by the Tenant as being substantially complete in accordance with the Lease and there is no deficiency in construction.

2. Tenant has possession of the Premises and acknowledges that under the provisions of the Lease, the term of said Lease shall commence as of November 1, 1996 for a term of five (5) years, ending on October 31, 2001.

3.   In accordance with the Lease, Rent commenced to accrue on ________________.

4. If the commencement date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in the Lease.

5. Rent is due and payable in advance on the first day of each and every month. Rent checks should be made payable to BPG Pasadena, L.L.C. and delivered to:

6.             Nationwide Remittance Centers - California, Inc.
               Department 66099
               El Monte, CA 91735-6099


7.   The number of rentable square feet in the Premises is ___________.

                               EXHIBIT E - PAGE

8.   Tenant's Percentage Share is _________________%.


                                        AGREED AND ACCEPTED:


Lessor:                                 Lessee:


BPG Pasadena. L.L.C.,                   City, Search, Inc.,
a Delaware Limited Liability Company    a Delaware Corporation
790 East Colorado Boulevard             4502 Dyer Street, Suite 201
Pasadena, CA 91101                      La Crescenta, CA 91214


By:__________________________________   By:_____________________________________
     Managing Member


_____________________________________   ________________________________________
          [Print Name]                                 [Print Name]


                               EXHIBIT E - PAGE

                                   EXHIBIT F
                                   ---------

                          790 EAST COLORADO BOULEVARD
                          ---------------------------

                             RULES AND REGULATIONS
                             ---------------------

     Lessee shall faithfully observe and comply with the following Rules and Regulations. Lessor shall not be responsible to Lessee for the non-performance of any of said Rules and Regulations by or otherwise with respect to he acts or omissions of any other tenants or occupants of the Project.

     1. Lessee shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Lessor's prior written consent. Lessee shall bear the cost of any lock changes or repairs required by Lessee. Two keys will be furnished by Lessor for the Premises, and any additional keys required by Lessee must be obtained from Lessor at a reasonable cost to be established by Lessor.

     2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and agrees to the Premises, unless electrical hold-backs have been installed.

    3. Lessor reserves the right to close and keep locked all entrance and exit doors of the office building during such hours as are customary for comparable buildings in the vicinity of the Project. Lessee, its employees and agents must be sure that the doors to the office building are securely closed and locked when the leaving Premises if it is after the normal hours of business for the Project. Any Lessee, its employees, agents persons entering or leaving the Project at any time when it is so locked, or any time when it is considered to be after normal business hours for the Project, may be required to sign the security register when so doing. Access to the Project may be refused unless the person seeking access has proper identification or has made a previous arrangement with regard to the admission to or exclusion from the Project of any person. In case of invasion, mob, riot, public excitement, or other commotion, Lessor reserves the right to prevent access to the Project during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

     4. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Project. Safes and other heavy objects shall, if considered necessary by Lessor, stand on supports of such thickness as is necessary to properly distribute the weight. Lessor shall not be responsible for loss or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Lessee and any expense of said damage or injury shall be borne by Lessee.

     5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Lessor, and in such manner, in such specific elevator, and between such hours as shall be designated by Lessor. Lessee shall provide Lessor with not less than 24 hours prior notice of the need to utilize an elevator for any such purpose, so as to provide Lessor with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building. In no event shall Lessee's use of the elevators for any such purpose be permitted during the hours of 7:00 a.m. - 9:00 a.m., 11:30 a.m. - 1:30 p.m. and 4:30 p.m. - 6:30 p.m.

     6. Lessor shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

     7. The requirements of Lessee will be attended to only upon application at the Office of the Building or at such office location designated by Lessor. Employees of Lessor shall not perform any work or do anything outside their regular duties unless under special instructions from Lessor.


                               EXHIBIT F - PAGE

     8. Lessee shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate with Lessor or Lessor's agents to prevent same.

     9. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense or any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or agents, shall have caused it.

     10. Lessee shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Lessor's consent first had and obtained, which consent shall not be unreasonably withheld or delayed; provided, however, that Lessee may without Lessor's prior consent, place pictures and normal wall hangings on the Premises so long as Lessee repairs any damage resulting therefrom and Lessee restores the Premises to its condition prior to the placement of such items.

     11. Except for vending machines rented for the sole use of Lessee's employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines, shall be installed, maintained or operated upon the Premises without the written consent of Lessor.

     12. Lessee shall not use or keep in or on the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material.

     13. Lessee shall not use any method of heating or air conditioning other than that which may be supplied by Lessor without the prior written consent of Lessor.

     14. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein.

     15. Lessee shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.

     16. No cooking shall be done or permitted by any Lessee on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing. Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Lessor and other tenants.

     17. Lessor will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Lessor. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

     18. Lessor reserves the right to exclude or expel from the Building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

     19. Lessee, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

                               EXHIBIT F - PAGE

     20. Lessee shall not waste electricity, water or air conditioning and agrees to cooperate fully with Lessor to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls. This includes the closing of exterior blinds, disallowing the sun rays to shine directly into areas adjacent to exterior windows.

     21. Lessee shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Los Angeles County without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Lessor shall designate.

     22. Lessee shall comply with all safety, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

     23. Lessee shall assume any and all responsibility for protecting the Premises from robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed when the Premises are not occupied.

     24. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Lessor from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building.

     25. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Lessor. No curtains, blinds, shades or screens shall be attached to or hung in or used in connection with any window or door of the Premises without the prior written consent of Lessor. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and or of a quality, tape, design and bulb color approved by Lessor.

     26. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Lessee, nor shall any bottles, parcels or other articles be placed on the window sills.

     27. The washing and or detailing of, or the installation of windshields, radios, telephones in or general worK on automobiles shall not be allowed on the Real Property.

     28. Food vendors shall be allowed in the Building upon receipt of a written request from the Lessee. Food vendor shall service only those tenants which have a written request on file in the Building Management Office. Under no circumstance shall the food vendor display their products in the public or common area of the Building, including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate, permanent withdrawal of the vendor from the Building.

     29. Lessees must comply with requests made by the Lessor relative to informing Lessee's employees of any items of importance affecting them as so deemed by the Lessor.

     30. Lessee shall comply with any non-smoking ordinance adopted by any applicable governmental authority.

     3l. Lessor reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Lessor's judgment may, from time to time be necessary for the management, safety, care and cleanliness of the Premises and Building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants. Lessor shall not be responsible to Lessee or to any other person for the non-observance of said Rules Regulations by another

                               EXHIBIT F - PAGE

Lessee or other person. Lessee shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                               EXHIBIT F - PAGE

                                   EXHIBIT G
                                   -------

                          790 EAST COLORADO BOULEVARD
                          ---------------------------

                     FORM OF LESSEE'S ESTOPPEL CERTIFICATE
                     -------------------------------------

The undersigned as Lessee under that certain Office Lease (the "Lease") made and entered into as of 19__ and between BPG Pasadena L.L.C., a Delaware Limited Liability Company, and the undersigned as Lessee for Premises on the floor(s) of the Office Building located at 790 East Colorado Boulevard, Pasadena, California 91101 certifies as follows:

     1 . Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

     2. The undersigned has commenced occupancy of the Premises described in the Lease currently occupies the Premises, and the Lease Term commenced on November 1, 1996.

     3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way.

     4. Lessee has not transferred, assigned or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto, except as follows:

     5. Lessee shall not modify the Lease document or prepay any amounts owing under the Lease to Lessor in excess of thirty (30) days without the prior written consent of Lessor's mortgagee.

     6.   Base Rent became payable on November 1, 1996.

     7.   The Lease Term expires on October 31, 2001.

     8. All conditions of the Lease to be performed by Lessor necessary to the enforceability of the Lease have been satisfied and Lessor is not in default thereunder.

     9    No rental has been paid in advance and no security has been deposited with Lessor except as provided in the Lease.

     10. As of the date hereof, there are no existing defenses or offsets that the undersigned has, which preclude enforcement of the Lease by Lessor.

     11. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through. The current monthly installment of Base Rent is $___________________.

     12. The undersigned acknowledges that this Estoppel Certificate may be delivered to Lessor's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if the same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

                               EXHIBIT G - PAGE

    13. If Lessee is a corporation or partnership each individual executing this Estoppel Certificate on behalf of Lessee hereby represents and warrants that Lessee is a duly formed and existing entity qualified to do business in California and that Lessee has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Lessee is authorized to do so.


Executed at ________________  on the _________ day of _____________, 19____.


" Lessee":

CitySearch, Inc.,
a Delaware Corporation________________________


By:___________________________


Its:__________________________



BY:___________________________



ITS:__________________________

                               EXHIBIT G - PAGE

                                  EXHIBIT H
                                  -------

                            CLEANING SPECIFICATIONS
                            -----------------------



                           JANITORIAL SPECIFICATIONS

GENERAL SERVICES
      Daily Services
             Clean Entry Glass Doors.
             Sweep with Chemically-Treated Dust Mop or Vacuum all Floors. Spot Clean Composition Floors and Carpets
             Dust Desk, Chairs and all other Office Furniture.
             Clean all Ash Trays and Sand Urns.
             Properly Position Furniture in Offices.
             Empty all Waste Baskets and Carry Trash to Pick Up Area.
             Spot Clean Door, Door Frames and Counters.
             Spot Clean Partition and Door Glass.
             Spot Clean around Wall Switches.
             Clean and Polish Drinking Fountains.
             Clean Elevator and Elevator Tracks.
             Leave on Designated Lights.
             Police Stairway Entries.
      Weekly Services
             Dust Ledges and Window Sills.
             Perform Los Dusting.
             Dust the Baseboards.
             Sweep Vacuum Stairways Dust Rails.
             Remove Fingerprints form Woodwork, Walls and Partitions. Monthly Services
             Perform High Dusting, i.e.. Door Sashes and Tops of Partitions.


RESTROOM SERVICES
      Daily Services
             Empty and Wipe Out all Waste Paper receptacles.
             Empty Sanitary Napkin Containers and Replace Insert.
             Polish all Metal and Mirrors.
             Clean and Polish all Dispensers.
             Clean and Disinfect Wash Basins, Toilet Bowls and Urinals. Disinfect Underside and Tops of Toilet Seats.
             Spot Clean Tile Walls and Toilet Partitions.
             Spot Clean Walls Around Wash Basins.
             Clean Floors with a Germicidal Solution.
             Refill Soap, Towel, Tissue and Seat Cover Dispensers.
      Weekly Services
             Wash Down Ceramic Tile Walls and Toilet Compartment Partitions. Perform High Dusting.
      Monthly Services
             Brush Down Vents.
             Machine Scrub Floors.

                               EXHIBIT H - PAGE